UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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The Walt Disney Company
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Notice of 2016 Annual Meeting and Proxy Statement

January 15, 2016

Dear Fellow Shareholder,

I am pleased to invite you to our 2016 Annual Meeting of shareholders, which will be held on Thursday, March 3, 2016, at 10 a.m. at the Auditorium Theatre of Roosevelt University in Chicago, Illinois.

At the meeting, we will be electing 11 members of our Board of Directors. We will also be considering ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accountants, an advisory vote to approve executive compensation, an amendment to our Restated Certificate of Incorporation and two shareholder proposals.

You may vote your shares using the Internet or the telephone by following the instructions on page 66 of the proxy statement. Of course, you may also vote by returning a proxy card or voting instruction form if you received a paper copy of this proxy statement.

If you wish to attend the meeting in person, you will need to obtain an admission ticket in advance. You can obtain a ticket by following the instructions on page 67 of the proxy statement. If you cannot attend the meeting, you can still listen to the meeting, which will be webcast and available on our Investor Relations website.

Thank you very much for your continued interest in The Walt Disney Company.

Sincerely,

Robert A. Iger
Chairman and Chief Executive Officer

The Walt Disney Company Notice of 2016 Annual Meeting

The 2016 Annual Meeting of shareholders of The Walt Disney Company will be held:

  Thursday, March 3, 2016
  10:00 a.m. Local Time
  Auditorium Theatre of Roosevelt University
  50 East Congress Parkway
  Chicago, Illinois 60605

The items of business are:

  1.
  Election of the eleven nominees named in the proxy statement as Directors, each for a term of one year.
  2.
  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2016.
  3.
  Consideration of an advisory vote to approve executive compensation.
  4.
  Amendment of the Restated Certificate of Incorporation
  5.
  Consideration of up to two shareholder proposals, if presented.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 4, 2016, are entitled to vote at the meeting and any postponements or adjournments of the meeting. A list of these shareholders is available at the offices of the Company in Burbank, California.

January 15, 2016
Burbank, California

Alan N. Braverman
Senior Executive Vice President,
General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 3, 2016

The proxy statement and annual report to shareholders and the means to vote by Internet are available at www.ProxyVote.com.

Your Vote is Important

Please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning the Proxy Card mailed to those who receive paper copies of this proxy statement.

The Walt Disney Company (500 South Buena Vista Street, Burbank, California 91521) is providing you with this proxy statement relating to its 2016 Annual Meeting of shareholders. We began mailing a notice on January 15, 2016 containing instructions on how to access this proxy statement and our annual report online, and we also began mailing a full set of the proxy materials to shareholders who had previously requested delivery of the materials in paper copy. References to "the Company" or "Disney" in this Proxy Statement refer to The Walt Disney Company and its consolidated subsidiaries.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement

Proxy Summary

Proposals to be Voted On

The following proposals will be voted on at the Annual Meeting of shareholders.

		For More Information	Board Recommendation
Proposal 1: Election of eleven directors		Pages 56 to 60	For Each Nominee
Susan E. Arnold	Fred H. Langhammer
John S. Chen	Aylwin B. Lewis
Jack Dorsey	Robert W. Matschullat
Robert A. Iger	Mark G. Parker
Maria Elena Lagomasino	Sheryl K. Sandberg
Orin C. Smith
Proposal 2:		Page 61	For
Ratification of appointment of independent registered public accountants
Proposal 3:		Page 61	For
Advisory vote on executive compensation
Proposal 4:		Pages 62	For
Proposal to Amend Restated Certificate of Incorporation
Proposal 5:		Pages 63 to 64	Against
Shareholder proposal on Simple Majority Vote
Proposal 6:		Pages 64 to 65	Against
Shareholder proposal on Lobbying Disclosure

You may cast your vote in any of the following ways:

Internet		Phone	Mail	In Person
Visit www.ProxyVote.com. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	You can scan this QR code to vote with your mobile phone. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	See below regarding Attendance at the Meeting.

Attendance at the Meeting

If you plan to attend the meeting, you must be a shareholder on the record date and obtain an admission ticket in advance following the instructions set forth on page 67 of this proxy statement. Tickets will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than March 2, 2016. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present valid picture identification such as a driver's license or passport with their admission ticket. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

Proxy Summary

Proxy Summary

This summary provides highlights of certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2015 annual report before you vote.

Executive compensation in fiscal 2015 continued to drive the creation of long-term shareholder value and reflected the attainment of impressive growth in key financial metrics over the record levels achieved in fiscal 2014.

Fiscal 2015 Performance

Fiscal 2015 was another outstanding year for Disney. The Company once again achieved impressive growth in all key financial metrics, even following the increases in those metrics attained in 2014, which were among the highest levels in nearly a decade.

This sustained strong performance resulted in compounded annual growth rates (CAGR) between fiscal 2013 and fiscal 2015 of 20% in diluted earnings per share (EPS), 17% in net income, 17% in segment operating income (OI), and 8% in revenue.

    Growth Rates

  *
  For a reconciliation of segment operating income to net income, see Annex A.

For the second year in a row, operating income increased in every segment.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 1

        Operating Income by Segment

This performance helped drive strong total shareholder return (TSR) in fiscal 2015, which outperformed the S&P 500 for the one-, three-, five-, and ten-year periods.

        1-, 3-, 5- and 10-Year TSR, DIS vs. S&P 500

We also significantly outperformed our Media Industry Peers (used for benchmarking purposes as described on page 19) for the one-, three-, five-, and ten-year periods.

2 Proxy Summary

        1-, 3-, 5- and 10-Year TSR, DIS vs. Media Industry Peers

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, Twenty-First Century Fox, Time Warner, Viacom, and Comcast

This outperformance is even greater if Disney itself is excluded from the Media Industry Peers, as the TSR for the other companies was (7)%, 48%, 170% and 129% for the one-, three-, five-, and ten-year periods.

Compensation Structure and Philosophy

We summarize the Committee's compensation philosophy and address Mr. Iger's fiscal 2015 compensation below. We provide a more detailed explanation of our compensation program, Mr. Iger's compensation and the compensation of other named executive officers in the Compensation Discussion and Analysis beginning on page 18.

The Compensation Committee firmly believes in pay-for-performance. Over 90% of Mr. Iger's target annual total direct compensation depends on the Company's financial results and the performance of Disney stock.

Base salary is the only fixed element of Mr. Iger's annual compensation. Substantially all other annual compensation breaks into the following performance-based categories:

•
A performance-based annual cash bonus opportunity that is:
(a)
70% dependent on achievement of performance against four financial measures (adjusted segment operating income, adjusted EPS, after-tax free cash flow, and return on invested capital), all of which the Committee believes drive long-term shareholder value creation; and
(b)
30% dependent on the Compensation Committee's assessment of individual contributions toward achievement of pre-defined qualitative goals tied to the Company's strategic priorities.
•
An annual equity award, which for the Chief Executive Officer is comprised of 50% options and 50% performance-based units. The realized option value depends on the performance of Disney stock and the realized performance-unit value depends on three-year achievement of relative TSR and EPS performance.
The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 3

Fiscal 2015 Chief Executive Officer Compensation

Over the course of his tenure as Chief Executive Officer, Mr. Iger has driven spectacular financial performance and created significant shareholder value, with Disney's market capitalization increasing 308% from $45.8 billion when Mr. Iger became Chief Executive Officer in October 2005 to $186.8 billion at the end of fiscal 2015. Since fiscal 2005, Disney has achieved exceptional financial performance highlighted by:

•
13% compounded annual growth in income from continuing operations attributable to Disney
•
15% compounded annual growth in diluted EPS
•
393% increase in total shareholder return, illustrating significant outperformance relative to the S&P 500 and Media Industry Peers, whose total returns increased 96% and 171% respectively, over this period

      Income from Continuing Operations Attributable to Disney

      Diluted EPS (Reported)

      TSR from Sept. 30, 2005 — Oct. 3, 2015

  *
  Market cap-weighted TSR for The Walt Disney Company, CBS, Twenty- First Century Fox, Time Warner, Viacom, and Comcast
4 Proxy Summary

Against the backdrop of this track record of consistent strong performance, the Committee made the following decisions with respect to Mr. Iger's fiscal 2015 compensation.

Salary: The Compensation Committee left Mr. Iger's annual salary rate for fiscal 2015 unchanged, though the amount he received during the fiscal year increased by a small amount because fiscal 2015 had 53 weeks whereas fiscal 2014 had 52 weeks.

Equity Awards: The Compensation Committee left the value of Mr. Iger's equity awards for fiscal 2015 approximately equal to the values in fiscal 2014, 2013 and 2012. Half of this equity award is in the form of performance-based stock units and half is in the form of stock options.

Non-Equity Incentive Plan Compensation: Mr. Iger's performance-based cash bonus of $22.3 million reflects performance against the four financial performance measures and pre-defined qualitative goals as discussed below:

•
Financial Performance Measures:  The Compensation Committee sets aggressive performance ranges for the four financial performance measures that are used to determine 70% of each named executive officer's bonus award and which require overall growth in financial performance in order to maintain or exceed prior-year bonus levels.

  In establishing these ranges for fiscal 2015, the Committee considered how to best define measures of success in light of the historic growth rates achieved in fiscal 2014, which were driven in part by the uniquely strong performance of the Company's 2014 film slate. The Committee determined that, given these unique circumstances, somewhat lower (but still substantial) growth rates in fiscal 2015 would represent comparably excellent performance and established appropriately challenging target ranges accordingly. All fiscal 2015 performance ranges were still well above performance ranges in 2014, with the high end of the ranges representing substantial growth over the record results in fiscal 2014.

  The Company delivered exceptional financial performance against these financial measures as adjusted for purposes of evaluating compensation:

  o
  Adjusted segment operating income grew 12% on top of 21% growth in fiscal 2014.
  o
  Adjusted earnings per share grew 19% on top of 27% growth in the prior year.
  o
  Return on invested capital grew 120 basis points to 13.3%.
  o
  After-tax free cash flow grew 15% to $8.7 billion, compared with growth of 1% in fiscal 2014.
The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 5

  This outstanding performance generated performance factors equal to the maximum of 200% for each of the measures except after-tax free cash flow, which generated a performance factor of 136%. The weighted financial performance factor was 186%.

  Reconciliations of segment operating income and EPS as adjusted for evaluating compensation are set forth in Annex A. Return on investment capital and after tax free cash flow as adjusted for compensation purposes are calculated as set forth on page 30.

•
Other Performance Factors:  The Committee applied a factor of 186% to Mr. Iger's qualitative performance in fiscal 2015 versus 200% in fiscal 2014. This factor reflected the Committee's judgment that Mr. Iger's continued strategic and creative leadership of the Company has been critical to the development of the Company's strong intellectual property, brands and reputation, which collectively have been integral to the Company's success across lines of business and around the globe, and have driven sustained exceptional financial performance. Key accomplishments demonstrating this leadership included successful creative execution in all of the Company's film and television brands and continued growth at Parks and Resorts. In addition, the Company was recognized by Fortune as one of the world's most admired companies and continued to achieve the highest ranking among media and entertainment companies in several independent studies.

The application of the financial performance measures and other performance factors led to a $470,000 reduction in Mr. Iger's bonus compared to fiscal 2014, notwithstanding the excellent results achieved.

The Committee's pay-for-performance approach is reflected in the compensation program through the relationship between the Company's outstanding performance in recent years and Mr. Iger's total compensation over that same period. As shown below, the Company's adjusted EPS grew at a compound annual growth rate of 23% from fiscal 2013 to fiscal 2015 and operating income grew at a compound annual growth rate of 17% over the period. Mr. Iger's total compensation during that period grew 14% on a compounded basis.

6 Proxy Summary

	FY2013	FY2014	FY2015	Compounded Growth FY13-FY15
EPS excluding certain items	$3.39	$4.32	$5.15	23%

Operating Income ($M)	$10,724	$13,005	$14,681	17%

Mr. Iger's Total Compensation	$34,321,055	$46,497,018	$44,913,614	14%

*
Reconciliations of segment operating income to net income and earnings per share excluding certain items to reported earnings per share (diluted EPS) are set forth in Annex A.

In the most recent fiscal year (2014) for which there is full compensation data for all of the Media Industry Peers, Mr. Iger's reported compensation was $46.5 million versus a median of $33.0 million for the Media Industry Peers. This aligns with our exceptional performance on an absolute and relative basis in fiscal 2014, as Disney achieved 38% TSR for the one-year period ending in fiscal 2014 versus the average for the other Media Industry Peers of 13%. This also aligns with the fact that Disney has a higher market capitalization, more employees, more diverse business segments, and a more extensive global footprint than any of the Media Industry Peers as well as greater revenue and operating income than all but one of the Media Industry Peers.

Additional details on our compensation program and fiscal 2015 compensation can be found in the Executive Compensation section of this proxy statement beginning on page 18.

Amendment to Certificate of Incorporation

The Board recommends that shareholders approve an amendment to the Company's Restated Certificate of Incorporation to eliminate the provision that requires a supermajority vote of two-thirds of outstanding shares to approve certain business combinations. In light of developing governance practices and other provisions in our Certificate of Incorporation and applicable law, the Board no longer believes that this protection against certain business combinations is necessary. Upon approval of this amendment, all supermajority vote provisions would be eliminated from our bylaws.

Shareholder Proposals

In this year's proxy statement, you will find two shareholder proposals, one seeking to establish a simple majority voting standard for all matters presented to shareholder votes and one seeking additional disclosure regarding lobbying expenses.

•
Simple Majority Vote:  This proposal asks the Board to take action to adopt a simple majority vote standard for all matters presented to a shareholder vote. The amendment to our Certificate of Incorporation described above will eliminate the only provision in our governing documents that requires a supermajority of outstanding shares. The proposal would also seek elimination of the requirement for a majority of shares outstanding to approve a shareholder-initiated amendment to the Company's by-laws and seek to change the standard for all other votes from a majority of shares present and eligible to vote to a majority of votes cast for and against. The Board believes these additional changes are inappropriate and therefore recommends that you vote against this proposal and for the proposed Amendment to the Certificate of Incorporation that the Board recommends as referenced above.

•
Lobbying Disclosure:  This proposal requests the Company to provide additional disclosure regarding its political activities, including information regarding its lobbying activities. The Board believes that the additional disclosure would put the Company at a strategic disadvantage in advancing shareholder interests through political activities, and therefore recommends that you vote against this proposal.

You can read our detailed positions on these proposals on pages 63 to 65.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 7

Corporate Governance and Board Matters

Governing Documents

The Board of Directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board of Directors, director independence, stock ownership by and compensation of Directors, management succession and review, Board leadership, Board Committees and selection of new Directors.

The Company has Standards of Business Conduct, which are applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Board has a separate Code of Business Conduct and Ethics for Directors, which contains provisions specifically applicable to Directors.

Each Committee on the Board of Directors is governed by a charter adopted by the Board of Directors.

The Corporate Governance Guidelines, the Standards of Business Conduct, the Code of Business Conduct and Ethics for Directors and each of the Committee charters are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors and in print to any shareholder who requests them from the Company's Secretary. If the Company amends or waives the Code of Business Conduct and Ethics for Directors or the Standards of Business Conduct with respect to the principal executive officer, principal financial officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.

The Board of Directors

The current members of the Board of Directors are:

Susan E. Arnold	Aylwin B. Lewis
John S. Chen	Monica C. Lozano
Jack Dorsey	Robert W. Matschullat
Robert A. Iger	Mark G. Parker
Maria Elena Lagomasino	Sheryl K. Sandberg
Fred H. Langhammer	Orin C. Smith

The Board met six times during fiscal 2015. Each current Director attended at least 75% of all of the meetings of the Board and Committees on which he or she served that occurred while he or she served on the Board or the Committees. All but one of the directors who were serving at the time attended the Company's 2015 annual shareholders meeting. Under the Company's Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the shareholders of the Company, and meetings of the Board and Committees of which he or she is a member.

Board Leadership

The Company's Corporate Governance Guidelines specify that the Chairman of the Board shall in the normal course be an independent Director, unless the Board determines that, in light of the circumstances then present when any such decision is made, a different structure would better serve the best interests of the shareholders. The Guidelines also provide that the Board will disclose in each proxy statement the reasons for a different arrangement and appoint an independent Director as Lead Director with duties and responsibilities detailed in the Corporate Governance Guidelines.

Mr. Iger has served as Chairman since March of 2012, when he assumed that position upon the retirement of John Pepper who had previously served as Chairman. In making Mr. Iger Chairman, the Board determined that doing so would promote a number of important objectives: it would add a substantial strategic perspective to the Chair position and put in place an effective plan for the future transition of leadership while at the same time providing important continuity to Board leadership. In making these judgments, the Board took into account its evaluation of Mr. Iger's performance as

8

Corporate Governance and Board Matters

Chief Executive Officer and President, his very positive relationships with the other members of the Board of Directors and the strategic vision and perspective he would bring to the position of Chairman. The Board was uniformly of the view that Mr. Iger would provide excellent leadership of the Board in the performance of its duties and that naming him as Chairman would serve the best interests of shareholders.

Mr. Iger's employment agreement provides that he will serve as Chief Executive Officer and Chairman through the end of its term. Each year, the independent members of the Board determine whether to elect Mr. Iger Chairman in accordance with the employment agreement. In doing so, the Board considers whether Mr. Iger's continuing to serve as both Chairman and Chief Executive Officer would be in the best interests of shareholders. Based on the demonstrated success of this structure to date, both in terms of the functioning of the Board and the growth of the Company, and the continued benefits of retaining Mr. Iger's strategic perspective in the position of Chairman, the Board has concluded that Mr. Iger's continuing service as Chairman remains in the best interests of shareholders and that, absent an unexpected change in circumstances, he should continue to serve in the role through the term of his agreement.

At the time Mr. Iger became Chairman, the Board unanimously elected Orin Smith as independent Lead Director. The duties of the independent Lead Director were expanded in connection with the appointment of Mr. Iger as Chairman, and were further expanded in 2013 based on feedback from investors regarding Lead

Director duties. The duties of the Lead Director are as follows:

•
Preside at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of non-management or independent Directors;
•
Call meetings of the independent or non-management Directors;
•
Serve as liaison between the Chairman and the independent and non-management Directors;
•
Advise as to the scope, quality, quantity and timeliness of information sent to the Board of Directors;
•
In collaboration with the Chief Executive Officer and Chairman, and with input from other members of the Board, develop and have final authority to approve meeting agendas for the Board of Directors, including assurance that there is sufficient time for discussion of all agenda items;
•
Organize and lead the Board's annual evaluation of the Chief Executive Officer;
•
Be responsible for leading the Board's annual self-assessment;
•
Be available for consultation and direct communication upon the reasonable request of major shareholders;
•
Advise Committee Chairs with respect to agendas and information needs relating to Committee meetings;
•
Provide advice with respect to the selection of Committee Chairs; and
•
Perform such other duties as the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

Committees

The Board of Directors has four standing committees: Audit, Governance and Nominating, Compensation and

Executive. Information regarding these committees is provided below.

Audit Committee

John S. Chen Fred H. Langhammer Aylwin B. Lewis Robert W. Matschullat (Chair)	The functions of the Audit Committee are described below under the heading "Audit Committee Report." The Audit Committee met eight times during fiscal 2015. All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Board has determined that each of the members of the Committee is qualified as an audit committee financial expert within the meaning of SEC regulations and that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

Continues on next page ►

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 9

Governance and Nominating Committee

Jack Dorsey Robert W. Matschullat Sheryl K. Sandberg Orin C. Smith (Chair)	The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Corporate Governance Guidelines. In addition, the Committee assists the Board in developing criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding such candidates. The Committee also reviews and approves transactions between the Company and Directors, officers, 5% shareholders and their affiliates under the Company's Related Person Transaction Approval Policy, supervises the Board's annual review of Director independence and the Board's annual self-evaluation, makes recommendations to the Board with respect to compensation of non-executive members of the Board of Directors, makes recommendations to the Board with respect to Committee assignments and oversees the Board's director education practices. The Committee met six times during fiscal 2015. All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Compensation Committee

Susan E. Arnold (Chair) Maria Elena Lagomasino Aylwin B. Lewis Monica C. Lozano Orin C. Smith	The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer, evaluating the performance of the Chief Executive Officer and, either as a committee or together with the other independent members of the Board, determining and approving the compensation level for the Chief Executive Officer. The Committee is also responsible for making recommendations to the Board regarding the compensation of other executive officers and certain compensation plans, and the Board has also delegated to the Committee the responsibility for approving these arrangements. Additional information on the roles and responsibilities of the Compensation Committee is provided under the heading "Compensation Discussion and Analysis," below. In fiscal 2015, the Compensation Committee met eight times. All of the members of the Committee are independent within the meaning of SEC regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

Executive Committee

Robert A. Iger Orin C. Smith (Chair)	The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Delaware law to the Board. In practice, the Committee's actions are generally limited to matters such as the authorization of routine transactions including corporate credit facilities and borrowings. In fiscal 2015, the Executive Committee held no meetings.

The Board's Role in Risk Oversight

As noted in the Company's Corporate Governance Guidelines, the Board, acting directly or through Committees, is responsible for "assessing major risk factors relating to the Company and its performance" and "reviewing measures to address and mitigate such risks." In discharging this responsibility, the Board, either directly or through Committees, assesses both (a) risks that relate to the key economic and market assumptions that inform the Company's business plans and growth strategies and (b) significant operational risks related to the conduct of the Company's day-to-day operations.

Risks relating to the market and economic assumptions that inform the Company's business plans and growth strategies are specifically addressed with respect to each business unit in connection with the Board's annual review of the Company's five-year plan. The Board also has the opportunity to address such risks at each Board

10

Corporate Governance and Board Matters

meeting in connection with its regular review of significant business and financial developments. The Board reviews risks arising out of specific significant transactions when these transactions are presented to the Board for review or approval.

Significant operational risks that relate to on-going business operations are the subject of regularly scheduled reports to either the full Board or one of its committees. The Board acting through the Audit Committee periodically reviews whether these reports appropriately cover the significant risks that the Company may then be facing.

Each of the Board's committees addresses risks that fall within the committee's areas of responsibility. For example, the Audit Committee periodically reviews the audit plan of management audit, the international labor standards compliance program, the Company's information technology risks and mitigation strategies, the tax function, treasury operations (including insurance) and the Company's standards of business conduct compliance program. In addition, the Audit Committee receives regular reports from: corporate controllership and the outside auditor on financial reporting matters; management audit about significant findings; and the general counsel regarding legal and regulatory risks. The Audit Committee reserves time at each meeting for private sessions with the chief financial officer, general counsel, head of management audit and outside auditors. The Compensation Committee addresses risks arising out of the Company's executive compensation programs as described at pages 23 to 24, below.

The independent Lead Director promotes effective communication and consideration of matters presenting significant risks to the Company through his role in developing the Board's meeting agendas, advising committee chairs, chairing meetings of the independent Directors and facilitating communications between independent Directors and the Chief Executive Officer.

Director Selection Process

Working closely with the full Board, the Governance and Nominating Committee develops criteria for open Board positions. In developing these criteria, the Committee takes into account a variety of factors, which may include: the current composition of the Board; the range of talents, experiences and skills that would best complement those already represented on the Board; the balance of management and independent Directors; and the need for financial or other specialized expertise. Applying these criteria, the Committee considers candidates for Board membership suggested by Committee members, other Board members, management, and shareholders. The Committee retains a third-party executive search firm to identify and review candidates upon request of the Committee from time to time.

Once the Committee has identified a prospective nominee — including prospective nominees recommended by shareholders — it makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Committee takes into account the information provided to the Committee with the recommendation of the candidate, as well as the Committee's own knowledge and information obtained through inquiries to third parties to the extent the Committee deems appropriate. The preliminary determination is based primarily on the need for additional Board members and the likelihood that the prospective nominee can satisfy the criteria that the Committee has established. If the Committee determines, in consultation with the Chairman of the Board and other Directors as appropriate, that additional consideration is warranted, it may request the third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the Committee. The Committee then evaluates the prospective nominee against the specific criteria that it has established for the position, as well as the standards and qualifications set out in the Company's Corporate Governance Guidelines, including:

•
the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•
the prospective nominee's standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards, as specifically set out in the Company's Corporate Governance Guidelines;
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;
•
the extent to which the prospective nominee helps the Board reflect the diversity of the Company's shareholders, employees, customers and guests and the communities in which it operates; and

Continues on next page ►

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 11

•
the willingness of the prospective nominee to meet the minimum equity interest holding guideline set out in the Company's Corporate Governance Guidelines.

If the Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Committee, as well as other members of the Board as appropriate, interview the nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new Director after considering the Committee's report.

In selecting nominees for Director, the Board seeks to achieve a mix of members who together bring experience and personal backgrounds relevant to the Company's strategic priorities and the scope and complexity of the Company's business. In light of the Company's current priorities, the Board seeks experience relevant to managing the creation of high-quality branded entertainment products and services, addressing the impact of rapidly changing technology and expanding business outside of the United States. The Board also seeks experience in large, diversified enterprises and demonstrated ability to manage complex issues that involve a balance of risk and reward and seeks Directors who have expertise in specific areas such as consumer and cultural trends, business innovation, growth strategies and financial oversight. The background information on current nominees beginning on page 56 sets out how each of the current nominees contributes to the mix of experience and qualifications the Board seeks.

In making its recommendations with respect to the nomination for re-election of existing Directors at the annual shareholders meeting, the Committee assesses the composition of the Board at the time and considers the extent to which the Board continues to reflect the criteria set forth above.

A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary or any member of the Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's Bylaws relating to shareholder nominations as described in "Shareholder Communications" below.

Director Independence

The provisions of the Company's Corporate Governance Guidelines regarding Director independence meet and in some areas exceed the listing standards of the New York Stock Exchange. These provisions are included in the Company's Corporate Governance Guidelines, which are available on the Company's Investor Relations website under the "Corporate Governance" heading at www.disney.com/investors.

Pursuant to the Guidelines, the Board undertook its annual review of Director independence in December 2015. During this review, the Board considered transactions and relationships between the Company and its subsidiaries and affiliates on the one hand and, on the other hand, Directors, immediate family members of Directors, or entities of which a Director or an immediate family member is an executive officer, general partner or significant equity holder. The Board also considered whether there were any transactions or relationships between any of these persons or entities and any members of the Company's senior management or their affiliates. As provided in the Guidelines, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board affirmatively determined that all of the Directors serving in fiscal

2015 or nominated for election at the 2016 Annual Meeting are independent of the Company and its management under the standards set forth in the Corporate Governance Guidelines, with the exception of Mr. Iger and Mr. Parker. Mr. Iger is considered an inside Director because of his employment as a senior executive of the Company. Mr. Parker is not deemed independent under the definition of independence required by the New York Stock Exchange and included in the Company's Corporate Governance Guidelines because a company wholly-owned by his brother had until March of 2015 received payments for services as a screen writer as described on the following page.

In determining the independence of each Director, the Board considered and deemed immaterial to the Directors' independence transactions involving the sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our Directors or their immediate family members were officers or employees during fiscal 2015. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below the 2% of total revenue threshold in the Guidelines. The Board determined that none of the relationships it considered impaired the independence of the Directors.

12

Corporate Governance and Board Matters

Certain Relationships and Related Person Transactions

The Board of Directors has adopted a written policy for review of transactions involving more than $120,000 in any fiscal year in which the Company is a participant and in which any Director, executive officer, holder of more than 5% of our outstanding shares or any immediate family member of any of these persons has a direct or indirect material interest. Directors, 5% shareholders and executive officers are required to inform the Company of any such transaction promptly after they become aware of it, and the Company collects information from Directors and executive officers about their affiliations and affiliations of their family members so the Company can search its records for any such transactions. Transactions are presented to the Governance and Nominating Committee of the Board (or to the Chairman of the Committee if the Committee delegates this responsibility) for approval before they are entered into or, if this is not possible, for ratification after the transaction has been entered into. The Committee approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company, including whether the transaction impairs independence of a Director. The policy does not require review of the following transactions:

•
Employment of executive officers approved by the Compensation Committee;
•
Compensation of Directors approved by the Board;
•
Transactions in which all shareholders receive benefits proportional to their shareholdings;
•
Ordinary banking transactions identified in the policy;
•
Any transaction contemplated by the Company's Restated Certificate of Incorporation, Bylaws or Board action where the interest of the Director, executive officer, 5% shareholder or family member is disclosed to the Board prior to such action;
•
Commercial transactions in the ordinary course of business with entities affiliated with Directors,

executive officers, 5% shareholders or their family members if the aggregate amount involved during a fiscal year is less than the greater of (a) $1,000,000 and (b) 2% of the Company's or other entity's gross revenues and the related person's interest in the transaction is based solely on his or her position with the entity;

•
Charitable contributions to entities where a Director is an executive officer of the entity if the amount is less than the lesser of $200,000 and 2% of the entity's annual contributions; and
•
Transactions with entities where the Director, executive officer, 5% shareholder or immediate family member's sole interest is as a non-executive officer employee of, volunteer with, or director or trustee of the entity.

A company wholly-owned by Mr. Parker's brother (Christopher Parker) entered into an arrangement with the Company in June of 2013 pursuant to which Mr. Parker's brother provided screen writing services (through the wholly-owned company) to the Company in connection with a single film project over a period ending in March of 2015. The wholly-owned company received compensation of $350,000 for these services, $122,500 of which was paid in each of fiscal 2013 and fiscal 2014 and $105,000 of which was paid in fiscal 2015. The wholly-owned company has rights to receive further compensation if the film for which the services were provided is produced and Mr. Parker's brother receives screen writing credit on the film and, under some circumstances, if certain derivative works of the film are produced by the Company. The terms of the arrangement are consistent with terms entered into for such arrangements in the normal course of business, and in connection with the election of Mr. Parker to the Board of Directors of the Company, the Board reviewed the arrangement and determined that it was consistent with the best interests of the Company.

Shareholder Communications

Generally. Shareholders may communicate with the Company through its Transfer Agent, Broadridge Corporate Issuer Solutions, by writing to Disney Investor Relations, c/o Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NY 11717, by calling Disney Shareholder Services care of Broadridge at 1-855-553-4763, or by sending an e-mail to disneyshareholder@broadridge.com. Additional information about contacting the Company is available on the Disney Shareholder Services website

(www.disneyshareholder.com) under the "Contact Us" tab.

Shareholders and other persons interested in communicating directly with the independent Lead Director or with the non-management Directors as a group may do so by writing to the independent Lead Director, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030. Under a process approved by the Governance and Nominating

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 13

Committee of the Board for handling letters received by the Company and addressed to non-management members of the Board, the office of the Secretary of the Company reviews all such correspondence and forwards to Board members a summary and/or copies of any such correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Committees thereof or that he otherwise determines requires their attention. The Governance and Nominating Committee reviews summaries of all correspondence from identified shareholders at each regular meeting of the Committee. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Shareholder Proposals for Inclusion in 2017 Proxy Statement. To be eligible for inclusion in the proxy statement for our 2017 Annual Meeting, shareholder proposals must be received by the Company's Secretary no later than the close of business on September 16, 2016. Proposals should be sent to the Secretary, The Walt Disney Company, 500 South Buena Vista Street, Burbank, California 91521-1030 and follow the procedures required by SEC Rule 14a-8.

Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2017 Annual Meeting. Under our bylaws, written notice of shareholder nominations to the Board of Directors and any other business proposed by a shareholder that is not to be included in the proxy statement must be delivered to the Company's Secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. Accordingly, any shareholder who wishes to have a nomination or other business considered at the 2017 Annual Meeting must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company's Secretary between November 3, 2016 and December 3, 2016. SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise shareholders how management intends to vote.

14

Director Compensation

The elements of annual Director compensation for fiscal 2015 were as follows.

Annual Board retainer	$105,000

Annual committee retainer (except Executive Committee)[1]	$10,000

Annual committee chair retainer (Governance and Nominating Committee only)[2]	$15,000

Annual committee chair retainer (Audit Committee and Compensation Committee only)[2]	$20,000

Annual deferred stock unit grant	$180,000

Annual retainer for independent Lead Director[3]	$50,000

1
Per committee.
2
This is in addition to the annual committee retainer the Director receives for serving on the committee.
3
This is in addition to the annual Board retainer, committee fees and the annual deferred stock unit grant.

To encourage Directors to experience the Company's products, services and entertainment offerings personally, each non-employee Director may receive Company products and services up to a maximum of $15,000 in fair market value per calendar year plus reimbursement of associated tax liabilities. Director's spouses, children and grandchildren may also participate in this benefit within each Director's $15,000 limit.

The Company reimburses Directors for the travel expenses of, or provides transportation on Company aircraft for, immediate family members of Directors if the family members are specifically invited to attend events for appropriate business purposes. Family members (including domestic partners) may accompany Directors traveling on Company aircraft for business purposes on a space-available basis.

Directors participate in the Company's employee gift matching program on the same terms as employees. Under this program, the Company matches up to $15,000 per calendar year of contributions per Director to charitable and educational institutions meeting the Company's criteria.

Directors who are also employees of the Company receive no additional compensation for service as a Director.

Under the Company's Corporate Governance Guidelines, non-employee Director compensation is determined annually by the Board of Directors acting on the recommendation of the Governance and Nominating Committee. In formulating its recommendation, the Governance and Nominating Committee receives input from the third-party compensation consultant retained by the Compensation Committee regarding market practices for Director compensation.

Director Compensation for Fiscal 2015

The following table sets forth compensation earned during fiscal 2015 by each person who served as a non-employee Director during the year.

	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Susan E. Arnold	$135,000	$180,050	$21,545	$336,595

John S. Chen	115,000	180,050	1,509	296,559

Jack Dorsey	115,000	180,050	—	295,050

Fred H. Langhammer	115,000	180,050	34,391	329,441

Aylwin B. Lewis	125,000	180,050	—	305,050

Monica C. Lozano	115,000	180,050	26,651	321,701

Robert W. Matschullat	145,000	180,050	18,860	343,910

Sheryl K. Sandberg	115,000	180,050	—	295,050

Orin C. Smith	190,000	180,050	30,408	400,458

Fees Earned or Paid in Cash.    "Fees Earned or Paid in Cash" includes the annual Board retainer and annual committee and committee-chair retainers, whether paid currently or deferred by the Director to be paid in cash or shares after service ends. Directors are permitted to elect each year to receive all or part of their retainers in Disney stock and, whether paid in cash or stock, to defer all or part of their retainers until after service as a Director ends. Directors who elect to receive deferred compensation in cash receive a credit each quarter, and the balance in their deferred cash account earns interest at an annual rate equal to the Moody's Average Corporate (Industrial) Bond Yield, adjusted quarterly. For fiscal 2015, the average interest rate was 4.24%.

The following table sets forth the form of fees received by each Director who elected to receive compensation in a form other than currently paid cash. The number of stock units awarded is equal to the dollar amount of

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 15

fees accruing each quarter divided by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of Company common stock on each day in the ten-day period. Stock units distributed currently were accumulated throughout the year and distributed as shares following December 31, 2015.

	Cash		Stock Units

	Paid Currently	Deferred	Value Distributed Currently	Value Deferred	Number Of Units
Susan E. Arnold	$135,000	—	—	—	—

John S. Chen	57,500	—	—	$57,500	556

Jack Dorsey	57,500	—	$57,500	—	556

Fred H. Langhammer	115,000	—	—	—	—

Aylwin B. Lewis	62,500	—	—	62,500	604

Monica C. Lozano	35,938	$14,375	32,344	32,344	621

Robert W. Matschullat	145,000	—	—	—	—

Sheryl K. Sandberg	57,500	—	57,500	—	556

Orin C. Smith	190,000	—	—	—	—

Stock Awards.    "Stock Awards" sets forth the market value of the deferred stock unit grants to Directors and the amount reported is equal to the market value of the Company's common stock on the date of the award times the number of shares underlying the units. Units are awarded at the end of each quarter and the number of units is determined by dividing the amount payable with respect to the quarter by the average over the last ten trading days of the quarter of the average of the high and low trading price for shares of the Company common stock on each day in the ten-day period. Each Director was awarded 1,739 units in fiscal 2015.

Unless a Director elects to defer receipt of shares until after his or her service as a Director ends, shares with respect to annual deferred stock unit grants are normally distributed to the Director on the second anniversary of the award date, whether or not the Director is still a Director on the date of distribution.

At the end of any quarter in which dividends are distributed to shareholders, Directors receive additional stock units with a value (based on the average of the high and low trading prices of the Company common stock averaged over the last ten trading days of the quarter) equal to the amount of dividends they would have received on all stock units held by them at the end of the prior quarter. Shares with respect to these additional units are distributed when the underlying units are distributed. Units awarded in respect of dividends are included in the fair value of the stock units when the units are initially awarded and therefore are not included in the tables above, but they are included in the total units held at the end of the fiscal year in the table below.

Prior to fiscal 2011, each Director serving on March 1 of any year received an option on that date to acquire shares of Company stock. The exercise price of the options was equal to the average of the high and low prices reported on the New York Stock Exchange on the date of grant.

The following table sets forth all stock units and options held by each Director as of the end of fiscal 2015. All stock units are fully vested when granted, but shares are distributed with respect to the units only later, as described above. Stock units in this table are included in the share ownership table on page 68 except to the extent they may have been distributed as shares and sold prior to January 4, 2016.

	Stock Units	Number of Shares Underlying Options Held
Susan E. Arnold	12,372	22,503

John S. Chen	21,285	28,503

Jack Dorsey	3,782	—

Fred H. Langhammer	18,430	—

Aylwin B. Lewis	21,929	34,503

Monica C. Lozano	28,637	34,503

Robert W. Matschullat	36,549	18,143

Sheryl K. Sandberg	7,978	—

Orin C. Smith	3,889	18,143

The Company's Corporate Governance Guidelines encourage Directors to own, or acquire within three years of first becoming a Director, shares of common stock of the Company (including stock units received as Director compensation) having a market value of at least five times the amount of the annual Board retainer for the Director. Unless the Board exempts a Director, each Director is also required to retain stock representing no less than 50% of the after-tax value of exercised options and shares received upon distribution of deferred stock units until he or she meets the stock holding guideline described above. Based on the holdings of units and shares on January 4, 2016, each Director complied with the minimum holding requirement on that date except Mr. Dorsey, Ms. Lagomasino and Mr. Parker, who are within the three-year period following the date on which they first became a Director.

16

Director Compensation

All Other Compensation.    "All Other Compensation" includes:

•
Reimbursement of tax liabilities associated with the product familiarization benefits. The value of the product familiarization benefits themselves and travel benefits are not included in the table as permitted by SEC rules because the aggregate incremental cost to the Company of providing these benefits did not exceed $10,000 for any Director. The reimbursement of associated tax liabilities was less than $10,000 for each Director other than Susan E. Arnold, Fred H. Langhammer, and Robert W. Matschullat, for whom the reimbursement was $14,266, $13,813, and $18,860 respectively.
•
Interest earned on deferred cash compensation, which was less than $10,000 for each Director except for Ms. Lozano, for whom interest earned totaled $26,266.

•
The matching charitable contribution of the Company, which was less than $10,000 for each Director other than Mr. Smith and Mr. Langhammer for whom the amounts were $30,000 ($15,000 in calendar 2014 and $15,000 in calendar 2015) and $15,000 respectively.
The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 17

Executive Compensation

Compensation Discussion and Analysis

Executive Compensation
Program Structure

Objectives and Methods

We design our executive compensation program to drive the creation of long-term shareholder value. We do this by tying compensation to the achievement of performance goals that promote the creation of shareholder value and by designing compensation to attract and retain high-caliber executives in a competitive market for talent.

We have adopted the following approach to achieve these objectives.

Pay for Performance	Provide a strong relationship of pay to performance through:

•

A performance-based bonus tied to the achievement of financial performance factors and an assessment of each executive's individual performance against other performance factors

•

Equity awards that deliver value based on stock price performance and, in the case of performance-based stock units, whose vesting depends on meeting performance targets

Competitive Compensation Levels	Provide compensation opportunities at a level and with practices that are competitive with our peers

•

Compensation levels and practices at peer companies are one factor in making compensation decisions, but compensation is not targeted to any specific percentile

Compensation Mix	Provide a mix of variable and fixed compensation that:

•

Is heavily weighted toward variable performance-based compensation for senior executives

•

Uses short-term (annual performance-based bonus) and longer-term performance measures (equity awards) to balance appropriately incentives for both short and long-term performance

Peer Groups

  Establishing Compensation Levels

The Committee believes that the pool of talent with the set of creative and organizational skills needed to run a global creative organization like the Company is quite limited and that, accordingly, the market for executive talent to lead a global creative organization is best reflected by the five other major media companies who compete for this talent — CBS, Comcast, Twenty-First Century Fox, Time Warner and Viacom (with Disney, the "Media Industry Peers"). For that reason, the Committee looks to those five companies as the relevant peer group for named executive officer compensation purposes.

The Committee understands that some groups have reservations about using these companies because some of the companies are effectively controlled by a single shareholder.

The Committee acknowledges these concerns, but believes that executives with the background needed to manage companies such as ours have career options with compensation opportunities that normally exceed those available in most other industries and that compensation levels within the peer group are driven by the dynamics of compensation in the entertainment industry and not the ownership structure of a particular company. Moreover, the Committee believes that a majority shareholder has just as much (if not more) incentive as any other shareholder to demand a compensation structure that maximizes shareholder value. In any event, the Committee believes that it is a competitive reality that these companies set the market for the talent we need.

The Committee has also considered suggestions to expand the peer group to better reflect the universe of companies in which investors themselves choose to invest, so that executive compensation at the Company is evaluated based on the Company's performance relative to the performance of that broader group. While the Committee understands the perspective of investors who may invest within this broader group, it believes that approach would not appropriately reflect either the distinctive talents needed to manage our businesses or the competitive market for talent the Company faces. The fact that a particular level of performance has been achieved by appropriately compensated executives in another industry is not a

18

Executive Compensation

meaningful indicator of what market driven compensation must be offered to attract and retain executives with the talent to achieve comparable levels of performance at Disney.

  Establishing Compensation Structure, Policies and Practice

The Committee believes that the features of the Company's overall compensation structure, policies and practices should normally be consistent for all executives. Because the five distinct segments of our operations span multiple industries, the Committee believes that a consistency of approach across the breadth of the Company's operations with respect to such features is best achieved by reference to a broader general industry group.

The peer group used for establishing compensation structure, policies and practices consists of companies that have:

•
A consumer orientation and/or strong brand recognition;
•
A global presence and operations;
•
Annual revenue no less than half and no more than twice our annual revenue; and
•
A market capitalization no less than one-quarter and no more than four times our market capitalization;
•
Plus companies that do not meet the revenue test, but that are included in the peer groups used by one or more of the Media Industry Peers.

The companies that meet these criteria and were included in the peer group at the beginning of fiscal 2015 were:
• Accenture • Alphabet • Amazon.com • AT&T • CBS • Cisco Systems • Coca-Cola • Comcast • DirecTV • EMC Corp. • Hewlett-Packard • IBM	• Intel • Johnson & Johnson • Kimberly-Clark • Microsoft • Twenty-First Century Fox • Oracle • PepsiCo • Procter & Gamble • Sprint Nextel • Time Warner • Verizon Communications • Viacom

Advised by its independent consultant, the Committee reviewed the criteria for selecting members of this peer group during fiscal 2015 and determined that the criteria remained appropriate. In connection with this review, Kimberly-Clark has been removed from the group because it no longer satisfies the revenue criterion, Sprint Nextel has been removed because it no longer meets the market capitalization criterion, and Time Warner Cable has been added because it is included in the peer group of one or more of our Media Industry Peers. In addition, DirecTV will no longer be included in the group because of its acquisition by AT&T in July 2015.

  Evaluating Performance

The overall financial performance of the Company is driven by the sum of the individual performances of the Company's five distinct segments — Media Networks, Parks and Resorts, Studio Entertainment, Consumer Products and Interactive — each of which competes in different sectors of the overall market. The Committee continues to believe that, given the span of the Company's businesses, the best measure of relative performance is how the Company's diverse businesses have fared in the face of the economic trends that impact companies in the overall market and that the best benchmark for measuring such success is the Company's relative performance compared to that of the companies comprising the S&P 500. Accordingly, the Committee — like the other media companies and many other businesses — has selected the S&P 500 to set the context for evaluating the Company's performance and to measure relative performance for performance-based restricted stock unit awards.

  Summary of Peer Groups

The following table summarizes the three distinct peer groups we use for the three distinct purposes described above:

Peer Group	Purpose	Composition
Media Industry Peers	Evaluating compensation levels for the named executive officers	Disney and the five other major media companies: • CBS • Comcast • Twenty-First Century Fox • Time Warner • Viacom

General Industry Peers	Evaluating general compensation structure, policies and practices	24 similarly-sized global companies with a consumer orientation and/or strong brand recognition

Performance Peers	Evaluating relative economic performance of the Company	Standard & Poor's (S&P) 500

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 19

Compensation Program Elements

2015 Total Direct Compensation

The following table sets forth the elements of total direct compensation for our named executive officers (NEOs) in fiscal 2015 and the objectives and key features of each element.

Compensation Type	Pay Element	Objectives and Key Features
Salary

Objectives

The Committee sets salaries to reflect job responsibilities and to provide competitive fixed pay to balance performance-based risks.

Key Features

•

Minimum salaries set in employment agreement

•

Compensation Committee discretion to adjust annually based on changes in experience, nature and responsibility of the position, competitive considerations, CEO recommendation (except his own salary)

Performance- based Bonus

Objectives

The Committee structures the bonus program to incentivize performance at the high end of ranges for financial performance measures that it establishes each year to drive meaningful growth over the prior year. The Committee believes that incentivizing performance in this fashion will lead to long-term, sustainable gains in shareholder value.

Key Features

•

Target bonus for each NEO set by Committee early in the fiscal year in light of employment agreement provisions, competitive considerations, CEO recommendation (except his own target), other factors Committee deems appropriate

•

Payout on 70% of target determined by performance against financial performance ranges established early in the fiscal year

•

Payout on 30% of target determined by Committee's assessment of individual performance based on other performance objectives established early in the fiscal year and based on CEO recommendation (except his own payout)

•

In addition, Mr. Iger has an opportunity to earn a performance-based retention award in fiscal 2018, as described on page 40

Equity Awards Generally

Objectives

The Committee structures equity awards to directly reward long-term gains in shareholder value. Equity awards carry vesting terms that extend up to four years and include restricted stock units whose value depends on company performance relative to the performance of the S&P 500. These awards provide incentives to create and sustain long-term growth in shareholder value.

Key Features

•

Combined value of options, performance units and time-based units determined by Committee in light of employment agreement provisions, competitive market conditions, evaluation of executive's performance and CEO recommendation (except for his own award)

•

Allocation of awards for CEO and COO (based on award value):

•

50% performance-based restricted stock units

•

50% stock options

•

Allocation of awards for other NEOs (based on award value):

•

30% performance-based restricted stock units

•

30% time-vesting restricted stock units

•

40% stock options

20

Executive Compensation

Compensation Type	Pay Element	Objectives and Key Features
	Stock Option Awards	Key Features • Exercise price equal to average of the high and low trading prices on day of award • Option re-pricing without shareholder approval is prohibited • 10-year term • Vest 25% per year

Performance- Based Restricted Stock Units

Key Features

•

Performance-based units reward executives only if specified financial performance measures are met

•

Subject to performance tests, units vest three years after grant date*

•

Half of award vests based on Total Shareholder Return relative to S&P 500; half of award vests based on Earnings Per Share relative to S&P 500

•

No units tied to a performance measure vest if performance on that measure is below the 25th percentile

•

50% of target units tied to a performance measure vest if performance on that measure is equal to 25th percentile, increasing to a maximum of 150% of target units vesting if performance on that measure is at the 75th percentile or higher**

•

All units awarded to executive officers are subject to Section 162(m) test

	Time-Based Restricted Stock Units	Key Features • 25% vest each year following grant date • All units awarded to executive officers are subject to Section 162(m) test

*
Units awarded in prior fiscal years had performance tests as described in our proxy statements for the years in which the awards were issued.
**
Earnings Per Share for the Company is adjusted (i) to exclude the effect of extraordinary, unusual and/or nonrecurring items and (ii) to reflect such other factors as the Committee deems appropriate to fairly reflect earnings per share growth. Adjustments to diluted Earnings Per Share from continuing operations of S&P 500 companies will not normally be made because the Committee has no reason to believe that the average of adjustments across the S&P 500 companies would result in an amount that is significantly different from the reported amount.

Compensation at Risk

The Committee believes that most of the compensation for named executive officers should be at risk and tied to a combination of long-term and short-term Company performance. Approximately 90% of the target compensation for the CEO and the COO, and approximately 80% of the target compensation for other named executive officers, varies with either short or long-term Company performance.

In establishing a mix of fixed to variable compensation, the mix of various equity awards, target bonus levels, grant date equity award values and performance ranges, the Committee seeks to maintain its goal of making compensation overwhelmingly tied to performance while at the same time affording compensation opportunities that, in success, would be competitive with alternatives available to the executive. In particular, the Committee expects that performance at the high end of ranges will result in overall compensation that is sufficiently attractive relative to compensation available at successful competitors and that performance at the low end of ranges will result in overall compensation that is less than that available from competitors who are more successful.

In determining the mix between options and restricted stock units, the Committee also considers the number of shares required for each of these types of award to deliver the appropriate value to executives.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 21

The following chart shows the percentage of the target total direct compensation (constituting base salary and performance-based bonus plus the grant-date fair value of regular annual equity awards) for Mr. Iger that is variable with performance (performance-based bonus and equity awards) versus fixed (salary).

2015 Target Total Direct Compensation Mix for CEO

92% of CEO target compensation is considered performance-based

For the COO, 87% of target compensation is considered performance-based and for other NEOs 81% of average target compensation is considered performance-based.

Employment Agreements

We enter into employment agreements with our senior executives when the Compensation Committee determines that it is appropriate to attract or retain an executive or where an employment agreement is consistent with our practices with respect to other similarly situated executives.

We have employment agreements with each of the named executive officers that extend to the dates shown below:

Term Ends

Robert A. Iger	June 30, 2018
Thomas O. Staggs	June 30, 2018
Christine M. McCarthy	June 30, 2019
Alan N. Braverman	March 31, 2018
Kevin A. Mayer	June 30, 2019

Mr. Rasulo had an employment contract whose term expired January 31, 2015. He remained employed by the Company throughout the fiscal year without an agreement, but with his salary and bonus opportunity unchanged from that in effect at the time his employment agreement expired.

Material terms of the employment agreements with the named executive officers are reflected under "Total Direct Compensation," above, and "Benefits and Perquisites," "2015 Compensation Decisions" and "Compensation Tables — Potential Payments and Rights on Termination or Change in Control," below.

Benefits and Perquisites

The Company provides employees with benefits and perquisites based on competitive market conditions. All salaried employees, including the named executive officers, receive the following benefits:

•
health care coverage;
•
life and disability insurance protection;
•
reimbursement of certain educational expenses;
•
access to favorably priced group insurance coverage; and
•
Company matching of gifts of up to $15,000 per employee each calendar year to qualified charitable organizations.

Officers at the vice president level and above, including named executive officers, receive the following benefits:

•
complimentary access to the Company's theme parks and some resort facilities;
•
discounts on Company merchandise and resort facilities;
•
for officers at the vice president level and higher before October 1, 2012, a fixed monthly payment to offset the costs of owning and maintaining an automobile;
•
relocation assistance;
•
eligibility for annual reimbursement of up to $1,000 for wellness-related purposes such as fitness, nutrition and physical exams; and
•
personal use of tickets acquired by the Company for business entertainment when they become available because no business use has been arranged.

Named executive officers (and some other senior executives) are also entitled to the following additional benefits and perquisites: basic financial planning services, enhanced excess liability coverage, increased relocation assistance, and an increased automobile benefit.

The Company pays the cost of security services and equipment for the Chief Executive Officer in an amount that the Board of Directors believes is reasonable in light

22

Executive Compensation

of his security needs and, in the interest of security, requires the Chief Executive Officer to use corporate aircraft for all personal travel. Other senior executive officers may also have security expenses reimbursed and are permitted at times to use corporate aircraft for personal travel, in each case at the discretion of the Chief Executive Officer.

In fiscal 2015, the Committee approved the payment of legal fees incurred in connection with the renegotiation of Mr. Iger's employment agreement. The Committee considers it appropriate to pay these expenses because they arose as a result of the Company's request that Mr. Iger extend the term of his employment agreement.

Retirement Plans

Named executive officers participate in defined benefit programs available to all of our salaried employees hired prior to January 1, 2012 and defined contribution retirement programs available to all of our salaried employees.

Tax-qualified defined benefit and defined contribution plans limit the benefit to participants whose compensation or benefits would exceed maximums imposed by applicable tax laws. To provide retirement benefits commensurate with compensation levels, the Company offers non-qualified plans to key salaried employees, including the named executive officers, using substantially the same formula for calculating benefits as is used under the tax-qualified defined benefit plans on compensation in excess of the compensation limitations and maximum benefit accruals and allowing deferral of income in addition to that permitted under tax qualified defined contribution plans.

Additional information regarding the terms of retirement and deferred compensation programs for the named executive officers is included in "Compensation Tables — Pension Benefits" beginning on page 45 and "Compensation Tables — Fiscal 2015 Nonqualified Deferred Compensation Table" beginning on page 47.

Risk Management Considerations

The Compensation Committee believes that the following features of our annual performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:

•
Financial Performance Metrics.  The financial metrics used to determine the amount of an executive's bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk taking.
•
Limit on Bonus.  The overall bonus opportunity is not expected to exceed two times the target amount, no matter how much financial performance exceeds the ranges established at the beginning of the fiscal year.

•
Equity Vesting Periods.  Performance-based stock units vest in three years. Time-based stock units and options vest annually over four years and options remain exercisable for 10 years. These periods are designed to reward sustained performance over several periods, rather than performance in a single period.
•
Equity Retention Guidelines.  Named executive officers are required to acquire within five years of becoming an executive officer, and hold as long as they are executive officers of the Company, shares (including restricted stock units) having a value of at least three times their base salary amounts, or four times in the case of the Chief Operating Officer and five times in the case of the Chief Executive Officer. If these levels have not been reached, these officers are required to retain ownership of shares representing at least 75% of the net after-tax gain (100% in the case of the Chief Executive Officer) realized on exercise of options for a minimum of 12 months. Based on holdings of units and shares on January 4, 2016, each named executive officer exceeded the minimum holding requirement on that date.
•
No Hedging or Pledging.  Named executive officers (and other employees subject to the Company's insider trading compliance program) are not permitted to enter into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company's securities and they are prohibited from pledging Company securities.
•
Clawback Policy.  If the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board of Directors would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any bonus or incentive payments made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 23

At the Compensation Committee's request, management conducted its annual assessment of the risk profile of our compensation programs in December 2015. The assessment included an inventory of the compensation programs at each of the Company's segments and an evaluation of whether any program contained elements that created risks that could have a material adverse impact on the Company. Management provided the results of this assessment to Frederic W. Cook & Co., Inc., which evaluated the findings and reviewed them with the Committee. As a result of this review, the Committee determined that the risks arising from the Company's policies and practices are not reasonably likely to have a material adverse effect on the Company.

Other Considerations

Timing of Equity Awards

Equity awards are made by the Compensation Committee only on dates the Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material information regarding the Company. The Committee may make an award with an effective date in the future contingent on commencement of employment, execution of a new employment agreement or some other subsequent event, or may act by unanimous written consent on the date of such an event when the proposed issuances have been reviewed by the Committee prior to the date of the event.

Extended Vesting of Equity Awards

Options and restricted stock units continue to vest beyond retirement (and options remain exercisable) if (1) they were awarded at least one year prior to the date of an employee's retirement and (2) the employee was age 60 or older and had at least ten years of service on the date he or she retired. In these circumstances:

•
Options continue to vest following retirement according to the original vesting schedule. They remain exercisable for up to five years following retirement if the options were awarded after March 2011 and for up to three years following retirement if the options were awarded between December 2009 and March 2011. Options do not, however, remain exercisable beyond the original expiration date of the option.
•
Restricted stock units continue to vest following retirement according to the original vesting schedule, but vesting remains subject to any applicable performance conditions (except, in some cases, the test to ensure that the compensation is deductible pursuant to Section 162(m)).

The extended vesting and exercisability is not available to certain employees outside the United States.

Options and restricted stock units awarded to executive officers with employment agreements also continue to vest (and options remain exercisable) beyond termination of employment if the executive's employment is terminated by the Company without cause or by the executive with good reason. In this case, options and restricted stock units continue to vest (and options remain exercisable) as though the executive remained employed through the end of the stated term of the employment agreement. If the executive would be age 60 or older and have at least ten years of service as of the end of the stated term of the employment agreement, the options and restricted stock units awarded at least one year prior to the end of the stated term of the agreement would continue to vest (and options remain exercisable) beyond the stated term of the employment agreement as described above.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and up to three other executive officers (other than the chief financial officer) whose compensation must be included in this proxy statement because they are our most highly compensated executive officers. Section 162(m) exempts qualifying performance-based compensation from the deduction limit if applicable requirements are met.

The Compensation Committee has structured awards to executive officers under the Company's annual performance-based bonus program and equity awards program to qualify for this exemption. However, the Committee believes that shareholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Therefore, the Committee has approved salaries for executive officers that were not fully deductible because of Section 162(m) and may approve other compensation that is not deductible for income tax purposes.

To qualify for deduction, awards to executive officers under the annual performance-based bonus program and the long-term incentive program include a performance test based on adjusted net income in addition to the other performance tests described above. Adjusted net income means net income adjusted, as appropriate, to exclude the following items or variances: change in

24

Executive Compensation

accounting principles; acquisitions; dispositions of a business; asset impairments; restructuring charges; extraordinary, unusual or infrequent items; and extraordinary litigation costs and insurance recoveries. For fiscal 2015, the adjusted net income target was $5.1 billion, and the Company achieved adjusted net income of $8.8 billion. Net income was adjusted by increasing reported net income to reflect the write-off of a deferred tax asset related to the Disneyland Paris recapitalization ($399 million) and the net impact of restructuring and impairment charges and timing adjustments ($4 million). Therefore, bonuses earned in fiscal 2015 and restricted stock units vesting based on fiscal 2015 results are deductible under Section 162(m).

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 25

Compensation Process

The following table outlines the process for determining annual compensation awards.

Salaries	Performance-Based Bonus	Equity Awards

•

Annually, at the end of the calendar year, the CEO recommends salaries for executives other than himself for the following calendar year

•

Committee reviews proposed salary changes with input from consultant

•

Committee determines annual salaries for all NEOs

•

Committee reviews determinations with the other non-management directors

•

Committee participates in regular Board review of operating plans and results and review of annual operating plan at the beginning of the fiscal year

•

Management recommends financial and other performance measures, weightings and ranges

•

Early in the fiscal year, the Committee reviews proposed performance measures and ranges with input from consultant and determines performance measures and ranges that it believes establish appropriate stretch goals

•

CEO recommends bonus targets for executives other than himself

•

Early in the fiscal year, the Committee reviews bonus targets with input from its consultant and in light of the targets established by employment agreements and competitive conditions and determines bonus targets as a percentage of fiscal year-end salary for each executive

•

After the end of the fiscal year, management presents financial results to the Committee

•

CEO recommends other performance factor multipliers for executives other than himself

•

Committee reviews the results and determines whether to make any adjustments to financial results and determines other performance factor multipliers and establishes bonus

•

Committee reviews determinations with the other non-management directors and, in the case of the CEO, seeks their concurrence in the Committee's determination

•

In first fiscal quarter, CEO recommends grant date fair value of awards for executives other than himself

•

Committee reviews proposed awards with input from consultant and reviews with other non-management directors

•

Committee determines the dollar values of awards

•

Exercise price and number of options and restricted stock units are determined by formula based on market price of common shares on the date of award

26

Executive Compensation

The following table outlines the process for determining terms of employment agreements and compensation plans in which the named executive officers participate.

Employment Agreements	Compensation Plans
CEO

•

Committee arrives at proposed terms of agreement with input from consultant

•

Committee recommends terms of agreement to other independent directors following negotiation with CEO

•

Committee participates with other non-management directors in determining terms of agreement for CEO

Other NEOs

•

CEO recommends terms of agreements

•

Committee reviews proposed terms of agreements with input from consultant

•

Committee determines material terms of agreements, subject to consultation with Board where the Committee deems appropriate

•

Committee requests management and consultant to review compensation plans

•

Management and consultant recommend changes to compensation plans in response to requests or on their own initiative

•

Committee reviews proposed changes to compensation plans with input from consultant

•

Committee determines changes to compensation plans or recommends to Board if Board action is required

•

Committee participates with Board in determining changes when Board action is required

Management Input

In addition to the CEO recommendations described above, management regularly:

•
provides data, analysis and recommendations to the Compensation Committee regarding the Company's executive compensation programs and policies;
•
administers those programs and policies as directed by the Committee;
•
provides an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with the Company's objectives; and
•
recommends changes to compensation programs if needed to help achieve program objectives.

The Committee meets regularly in executive session without management present to discuss compensation decisions and matters relating to the design and operation of the executive compensation program.

Compensation Consultant

The Compensation Committee has retained the firm of Frederic W. Cook & Co., Inc. as its compensation consultant. The consultant assists the Committee's development and evaluation of compensation policies and practices and the Committee's determinations of compensation awards by:

•
attending Committee meetings;
•
meeting with the Committee without management present;
•
providing third-party data, advice and expertise on proposed executive compensation awards and plan designs;
•
reviewing briefing materials prepared by management and outside advisers and advising the Committee on the matters included in these materials, including the consistency of proposals with the Committee's compensation philosophy and comparisons to programs at other companies; and
•
preparing its own analysis of compensation matters, including positioning of programs in the competitive market and the design of plans consistent with the Committee's compensation philosophy.

The Committee considers input from the consultant as one factor in making decisions on compensation matters, along with information and analyses it receives from management and its own judgment and experience.

The Compensation Committee has adopted a policy requiring its consultant to be independent of Company management. The Committee performs an annual assessment of the consultant's independence to determine whether the consultant is independent. The Committee assessed Frederic W. Cook & Co. Inc.'s independence in December 2015 and confirmed that the firm's work has not raised any conflict of interest and the firm is independent under the policy.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 27

2015 Compensation Decisions

This section discusses the specific decisions made by the Compensation Committee in fiscal 2015 or with respect to fiscal 2015 compensation.

Investor Engagement

At our 2015 Annual Meeting, 84% of shares cast voted in favor of the advisory vote on executive compensation. We maintain a robust shareholder engagement program, and in fiscal 2015, we spoke with most of our fifteen largest investors and contacted over two-thirds of our largest 100 investors, seeking input on compensation and governance matters. To enable the Board and the Compensation Committee to consider direct shareholder feedback, the Compensation Committee is updated on these conversations with investors and Committee and other Board members participate directly in a number of them. Consistent with views received by the Committee in connection with this engagement, the Committee remains focused on the alignment of pay and performance as well as the absolute level of executive compensation, particularly for the Chief Executive Officer.

The Committee believes that recent compensation demonstrates this focus. Over the last several years, total compensation for the Chief Executive Officer and other named executive officers has tracked changes in performance, with exceptional performance in fiscal 2014 and fiscal 2015 rewarded with relatively higher levels of total compensation and strong, but less exceptional performance in fiscal 2013 rewarded by lower levels of compensation.

Employment Agreements

Employment Agreement with Mr. Iger

As described in detail in our 2015 Proxy Statement, the Board amended Mr. Iger's employment agreement early in fiscal 2015 to extend the period during which Mr. Iger would remain employed by the Company and serve as Chairman and Chief Executive Officer from June 30, 2016 to June 30, 2018. The amendment provided that Mr. Iger's annual compensation for the extended employment period will be determined on the same basis as his annual compensation for fiscal 2016. The amendment also provided for an incentive retention award as described under "Fiscal 2015 Grants of Plan Based Awards," below.

Employment Agreement with Mr. Staggs

The Compensation Committee approved a new employment agreement with Mr. Staggs in connection with his appointment as Chief Operating Officer. The agreement provides that Mr. Staggs will serve as Chief Operating Officer during the term of the agreement, which runs through June 30, 2018. The new agreement provides for a minimum annual base salary of $2,000,000 and provides that the target for calculating his annual performance-based bonus opportunity will be 250% of his annual base salary as expected to be in effect at the end of the fiscal year. The agreement also provides that the target accounting value of his annual long-term incentive compensation award will be four times his annual base salary as expected to be in effect at the end of the fiscal year, with the Compensation Committee retaining discretion to adjust the target value of the award in any fiscal year based on its evaluation of Mr. Staggs's performance and/or any economic, financial or market conditions affecting the Company. Fifty percent of Mr. Staggs's annual long-term incentive compensation award will be in the form of options and 50% will be in the form of performance-based restricted stock unit awards.

To bring Mr. Staggs's equity awards for fiscal 2015 into alignment with the terms of his new employment agreement, at the time he signed his new employment agreement Mr. Staggs received an award of options and performance-based restricted stock units with a value of $2,392,707. Half of the value of the award was in the form of stock options and half was in the form of performance-based restricted stock units. This award combined with the award received by Mr. Staggs earlier in the fiscal year brought the accounting value of his equity awards for fiscal 2015 up to four times his annual base salary.

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Executive Compensation

Employment Agreement with Mr. Braverman

The Compensation Committee approved an amendment to Mr. Braverman's employment agreement, extending the termination date under the agreement from March 31, 2016 to March 31, 2018. The extended agreement also increased Mr. Braverman's minimum annual base salary to $1,500,000, which was equal to his base salary at the time. Except for this extension of the term and the revision of the minimum salary, the remaining terms of Mr. Braverman's agreement remained unchanged.

Employment Agreements with Ms. McCarthy and Mr. Mayer

The Compensation Committee approved an employment agreement with Ms. McCarthy and a new employment agreement with Mr. Mayer in connection with their appointments as Senior Executive Vice President and Chief Financial Officer and Senior Executive Vice President and Chief Strategy Officer, respectively. The agreements provide, respectively, that Ms. McCarthy and Mr. Mayer will serve in their respective positions through June 30, 2019. Each agreement provides for a minimum annual base salary of $1,250,000 and provides that the targets for calculating their annual performance-based bonus opportunity will be 200% of their annual base salary as expected to be in effect at the end of the fiscal year. The agreements also provide that the target accounting value of their annual long-term incentive compensation award will be 2.5 times their annual base salary as expected to be in effect at the end of the fiscal year, with the Compensation Committee retaining discretion to adjust the target value of the award in any fiscal year based on its evaluation of their respective performance and/or any economic, financial or market conditions affecting the Company. The awards will be subject to substantially the same terms and conditions (including vesting and performance conditions) as will be established for other executive officers of the Company in accordance with the Board's policies for the grant of equity-based awards, as in effect at the time of the award.

Other material terms of the employment agreements with Mr. Staggs, Mr. Braverman, Ms. McCarthy and Mr. Mayer are described under "Compensation Program Elements," above, and "Compensation Tables — Potential Payments and Rights on Termination or Change in Control," beginning on page 47.

Deferred Compensation Plan

In December 2014, the Compensation Committee approved the terms of a Non-Qualified Deferred Compensation Plan for all U.S.-based executives at the level of Senior Vice President or above. This plan allows participating executives to defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. In light of recent changes to the Company's defined benefit plan and limitations in tax-qualified deferred compensation plans, the Non-Qualified Deferred Compensation Plan provides executives an additional opportunity to save for retirement on a tax-deferred basis. Material terms of the plan are described under "Compensation Tables — Fiscal 2015 Nonqualified Deferred Compensation Table," beginning on page 47.

Performance Goals

The Compensation Committee sets performance goals for each fiscal year early in that year, and evaluates performance against those goals after the fiscal year has ended to arrive at its compensation decisions.

Setting Goals

  Financial Performance

In December 2014, the Compensation Committee selected the following financial measures and relative weights for calculating the portion of the named executive officers' bonuses that is based on financial performance:

•
segment operating income (25.0%)
•
earnings per share (28.6%)
•
after-tax free cash flow (21.4%)
•
return on invested capital (25.0%)

These are the same measures used in recent years, and the Committee selected them because it believes successful performance against these measures promotes the creation of long-term shareholder value. The Committee places slightly more weight on earnings per share and slightly less weight on after-tax free cash flow because, between the two, it believes earnings per share is somewhat more closely related to shareholder value.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 29

The Committee also established performance ranges for each of the measures in December 2014. These ranges are used to determine the multiplier that is applied to 70% of each named executive officer's target bonus. The overall financial performance multiple is equal to the weighted average of the performance multiples for each of the four measures. The performance multiple for each measure is zero if performance is below the bottom of the range and varies from 35% at the low end of the range to a maximum of 200% at the top end of the range. The Committee believes the top of each range represents extraordinary performance and the bottom represents disappointing performance. The target for 70% of an executive's bonus that is tied to these measures generally cannot be achieved unless there is meaningful growth across the four financial measures on a weighted basis.

In establishing these ranges for fiscal 2015, the Committee considered how best to define measures of success in light of the historic growth rates achieved in fiscal 2014, which were driven in part by the uniquely strong performance of the Company's 2014 film slate. The Committee determined that, given these unique circumstances, somewhat lower (but still substantial) growth rates in fiscal 2015 would represent comparably excellent performance and established appropriately challenging target ranges accordingly. All fiscal 2015 performance ranges were still substantially above performance ranges in 2014. The following table shows actual performance in fiscal 2014 and the target ranges chosen by the Committee for fiscal 2015 (dollars in millions except per share amounts):

	Fiscal 2014 Actual	Fiscal 2015 Target Range

Segment Operating Income*	$13,005	$11,162-$14,545

Adjusted earnings per share*	$4.32	$3.60-$4.98

After-tax free cash flow**	$7,580	$4,138-$10,910

Return on Invested Capital***	12.1%	10.3%-13.0%

*
For purposes of the annual performance-based bonuses, "segment operating income" and "adjusted earnings per share" are calculated as set forth in Annex A.
**
For purposes of the annual performance-based bonuses, "after-tax free cash flow" was defined as cash provided by operations less investments in parks, resorts and other properties and less certain planned expenses that were not incurred in fiscal 2015 and that are expected to be incurred in fiscal 2016, all on an equity basis (i.e., including Euro Disney, Hong Kong Disneyland and Shanghai Disney Resort on a basis that reflects actual ownership percentage rather than on a consolidated basis).
***
For purposes of the annual performance-based bonuses "return on invested capital" was defined as the aggregate segment operating income less corporate and unallocated shared expenses (both on an after tax basis), and less certain planned expenses that were not incurred in fiscal 2015 that are expected to be incurred in fiscal 2016, divided by average net and assets (including net goodwill) invested in operations, all on an equity basis (i.e., including Euro Disney, Hong Kong Disneyland and Shanghai Disney Resort on a basis that reflects actual ownership percentage rather than on a consolidated basis).

  Other Performance Factors

The Committee also established other performance factors for the fiscal 2015 annual bonus in December 2014. The Committee established the following factors based on the recommendation of Mr. Iger and the strategic objectives of the Company:

•
Foster quality, creativity and innovation in how we create, market and distribute all of our products
•
Drive long-term growth internationally, particularly through recent acquisitions and initiatives
•
Manage efficiency across all areas of spending
•
Support the hiring, development and talent planning of diverse executives; champion flexible work practices, a workplace and women's initiative and U.S. Hispanic priorities; and develop content, products, and guest experiences that appeal to diverse audiences

Evaluating Performance

After the fiscal year ended, the Compensation Committee reviewed the overall performance of the Company. The Company once again achieved impressive growth in all key financial metrics even following increases in those metrics in fiscal 2014 that were among the highest levels in nearly a decade. Data detailing this performance is set forth in the proxy statement summary beginning on page 1.

The outstanding financial performance drove growth in each of the four financial measures used to determine 70% of each named executive officer's bonus award. As adjusted for purposes of determining compensation, segment operating income grew 12% on top of 21% growth in fiscal 2014, adjusted earnings per share grew 19% on top of 27% growth in the prior year, and return on invested capital grew 120 basis points to 13.3%. After-tax free cash flow grew 15% to $8.7 billion compared with growth of 1% in fiscal 2014. Achievement of these results generated a performance factor equal to the maximum of 200% for each of the measures except after-tax free cash flow, which generated a factor of 136%. The weighted financial performance factor was 186%, the same as in fiscal 2014.

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Executive Compensation

The following chart shows actual performance in fiscal 2015 (as adjusted for purposes of determining compensation) with respect to each of these measures relative to prior year performance and the ranges established at the beginning of the fiscal year and the resulting performance factor used in calculating the aggregate financial performance goal multiple. (Dollars in millions except per share amounts.)

In comparing actual performance for fiscal 2015 to the performance ranges, the Compensation Committee excluded the impacts of the write-off of a deferred tax asset related to the Disneyland Paris recapitalization and the net impact of restructuring and impairment charges. The Committee also excluded the benefit of certain planned expenses that were not incurred in fiscal 2015 and that are expected to be incurred in fiscal 2016, thus lowering the levels of performance achieved for purposes of calculating bonus awards.

The Committee also evaluated performance of each executive officer against the other performance factors established at the beginning of the year. While based on the individual factors for each executive discussed below, the evaluations took into account the Company's strong performance during fiscal 2015 arising from successful execution against each of the strategic objectives reflected in the other performance factors for the Company set forth above.

Individual Compensation Decisions

The following table summarizes compensation decisions made by the Committee with respect to each of the named executive officers. The Committee established the calendar year salary and performance-based bonus target amount for Mr. Iger, Mr. Rasulo and Mr. Braverman early in the fiscal year, and established the annual calendar year salary rate and target bonuses shown below for Mr. Staggs, Ms. McCarthy and Mr. Mayer upon execution of their new or amended employment contracts as described under "Employment Agreements," above. The final bonus award was calculated after the fiscal year ended using the financial performance factor of 186% described above and the other performance factors determined by the Committee described below applied to the target bonus opportunity for that executive. The dollar value of the equity award was determined early in the fiscal year, except that an additional award of options and target performance units was made to Mr. Staggs upon his appointment as Chief Operating Officer.

	Salary	Performance-Based Bonus				Equity Awards

	Calendar 2015 Annual Salary	Target	Financial Performance Factor*	Other Performance Factor**	Award Amount	Dollar Value	Target Performance Units***	Time- Based Units***	Options***
Robert A. Iger	$2,500,000	$12,000,000	186%	186%	$22,340,000	$16,839,618	91,287	—	372,412

Thomas O. Staggs	$2,000,000	$5,000,000	186%	140%	$8,620,000	$7,920,000	28,711	17,955	145,799

Alan N. Braverman	$1,500,000	$3,000,000	186%	180%	$5,532,000	$3,000,000	9,758	9,758	53,077

Christine M. McCarthy	$1,250,000	$2,500,000	186%	140%	$4,310,000	$1,630,000	5,302	5,302	28,839

Kevin A. Mayer	$1,250,000	$2,500,000	186%	140%	$4,310,000	$2,200,000	7,156	7,156	38,923

James A. Rasulo	$1,840,000	$3,680,000	186%	154%	$6,500,000	$5,520,000	17,955	17,955	97,661

*
Multiplied by 70% of the target amount.
**
Multiplied by 30% of the target amount.
***
The number of restricted stock units and options was calculated from the dollar value of the award as described in the table on page 20.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 31

The compensation set forth above and described below differs from the total compensation reported in the Summary Compensation Table as follows:

•
The dollar value of equity awards differs from the aggregate dollar value for equity awards reported in the Summary Compensation Table and the Fiscal 2015 Grants of Plan Based Awards Table because the dollar value reported in this table for performance-based restricted stock units is equal to the grant-date share price multiplied by the number of target shares granted. This amount is less than the amount reported in the other tables, which report the cost used for accounting purposes and which adjust for the probability that strong performance will increase the number of units vesting over the target number of units. The Committee used the dollar value included in the table above where employment agreement provisions regarding equity awards were based on this value. For Mr. Iger and Mr. Staggs, the Committee determined award values as described below.
•
The compensation set forth above does not include the change in pension value and nonqualified deferred compensation earnings as the change in pension value does not reflect decisions made by the Committee during the fiscal year.

•
The compensation set forth above does not include perquisites and benefits and other compensation as these items are generally determined by contract and do not reflect decisions made by the Committee during the fiscal year.

The Committee's determination on each of these matters was based on the recommendation of Mr. Iger (except in the case of his own compensation), the parameters established by the executive's employment agreement and the factors described below. In addition, in determining equity awards, the Committee considered its overall long-term incentive guidelines for all executives, which, in the context of the competitive market for executive talent, attempt to balance the benefits of incentive compensation tied to performance of the Company's common stock with the dilutive effect of equity compensation awards.

Mr. Iger

Salary	Mr. Iger's 2015 annual salary rate was unchanged from his 2014 salary and is equal to the amount set in his employment agreement.
Performance- based Bonus	Target Bonus
Mr. Iger's fiscal 2015 target bonus amount was unchanged from fiscal 2014 and is equal to the amount set in his employment agreement.

Other Performance Factor
The Committee applied a factor of 186% with respect to other performance factors for Mr. Iger in fiscal 2015 compared to a factor of 200% in fiscal 2014. This factor reflected the Committee's judgment that Mr. Iger's continued strategic and creative leadership of the Company has been critical to the development of the Company's strong intellectual property, brands and reputation, which collectively have been integral to the Company's success across all lines of business and around the globe, and have driven sustained exceptional financial performance. Key accomplishments demonstrating this leadership during the year included:

•

Successful creative execution across all of the Company's film brands leading to record revenue and operating income at the Studio for fiscal 2015, led by:

•

Strong performance of Disney-branded films Big Hero 6 and Cinderella with the continued strong sales of consumer products in fiscal 2015 from fiscal 2014's hit Frozen;

•

Pixar's Inside Out leading box office performance for an original animated film for fiscal 2015;

•

Combined worldwide box office of over $1.8 billion for Marvel films Avengers: Age of Ultron and Ant-Man along with the Marvel release on Netflix of the critically-acclaimed Daredevil.

•

Record-breaking enthusiasm for the fiscal 2016 release of Star Wars: The Force Awakens, evidenced by records for online viewing of trailers and consumer response to the "Force Friday" unboxing event for Star Wars related merchandise.

•

ABC's success in the 2014-15 Primetime Season as the only broadcast network to improve ratings year-over-year. ABC also showcased diverse perspectives both on screen and behind the camera. Disney Junior's Doc McStuffins, depicting a young African-American girl who is a skilled doctor for toys, won the 2015 Peabody Award.

•

ESPN successfully launched the first College Football Playoff, garnering the three highest rated shows in the history of cable television.

•

Disney Parks and Resorts delivered its fifth consecutive year of growth in revenue and operating income, setting attendance records at its domestic parks.

•

The Company established a new operational policy for flexible work arrangements to promote a positive, effective and productive work environment for its 185,000 employees.

•

Fortune named Disney as one of the world's most admired companies for 2015, and Disney continued to achieve the highest ranking among media and entertainment companies in several independent studies including Interbrand's Best Global Brands and Forbes Most Reputable Companies.

32

Executive Compensation

Equity Award Value	The Committee left the value of Mr. Iger's equity award approximately equal to the value of his fiscal 2014 award.

Mr. Staggs

Salary	The Committee established Mr. Staggs's salary of $2,000,000 to reflect the market for executive talent and the outstanding performance Mr. Staggs had exhibited in his prior positions.
Performance- based Bonus	Target Bonus
Mr. Staggs' target bonus for fiscal 2015 is equal to 2.5 times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 140% with respect to other performance factors for Mr. Staggs in fiscal 2015. The determination this year reflected Mr. Iger's recommendation (including an adjustment for the length of time Mr. Staggs held his current position during the year) and Mr. Staggs' accomplishments during the year, which included:

•

Transitioned into the role of COO and took on primary day-to-day responsibility for several segments of the Company.

•

Led Disney Consumer Products prior to a new leadership announcement and during the transition began the work to consolidate Disney Interactive and Disney Consumer Products into one segment.

•

Continued involvement in park completion in Shanghai and addressed unique challenges and complexities.

Equity Award Value	The aggregate equity award value for Mr. Staggs was set so that the accounting cost of this award would be approximately four times his fiscal year end salary, as set forth in his new employment agreement.

Mr. Braverman

Salary	The Committee increased Mr. Braverman's 2015 salary by 7% to $1,500,000 to reflect changes in the market for executive talent and his continued outstanding performance.
Performance- based Bonus	Target Bonus
Mr. Braverman's target bonus for fiscal 2015 is equal to two times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 180% with respect to other performance factors for Mr. Braverman in fiscal 2015 compared to a factor of 200% in fiscal 2014. The determination this year reflected Mr. Iger's recommendation and Mr. Braverman's accomplishments during the year, which included:

•

Continued leadership of the Company's legal positions on significant litigation matters, transactions, and regulatory compliance.

•

Established a framework for evaluating legal issues arising out of the evolving ecosystem for distribution and monetization of video content.

•

Oversaw the development and implementation of policies and procedures relating to data privacy and protection.

•

Led oversight of the Company's governmental affairs and public policy positions on both a domestic and global level.

•

Continued to promote diversity of hiring in the legal department and to promote development of the department's pro bono legal program.

Equity Award Value	The equity award value for Mr. Braverman is equal to two times his fiscal year end salary as set forth in his employment agreement.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 33

Ms. McCarthy

Salary	The Committee set Ms. McCarthy's salary as Senior Executive Vice President and Chief Financial Officer at $1,250,000 to reflect the market for executive talent, the reconfiguration of responsibilities among the executive team and the outstanding performance she had exhibited in her prior positions.
Performance- based Bonus	Target Bonus
Ms. McCarthy's target bonus for fiscal 2015 is equal to two times her fiscal year end salary, as set forth in her employment agreement.

Other Performance Factor
The Committee applied a factor of 140% with respect to other performance factors for Ms. McCarthy in fiscal 2015. This determination reflected Mr. Iger's recommendation (including an adjustment for the length of time Ms. McCarthy held her current position during the year) and Ms. McCarthy's accomplishments during the year, which included:

•

Successfully transitioned to the Chief Financial Officer's role including preparation for third quarter earnings announcement shortly after appointment, finalization of the fiscal 2016 operating plan, and organizational changes to the department.

•

Led the oversight and management of the Company's balance sheet profile ensuring access to short-term commercial paper and term financing.

•

Led finance teams on significant capital structure and project finance issues including recapitalization of Disneyland Paris and implementation of Shanghai Disney Resort shareholder capital structure and project financing.

Equity Award Value	The annual equity award value for Ms. McCarthy (which was made prior to promotion to Chief Financial Officer) was equal to 2.25 times her expected fiscal year end salary at the time of the award based on Mr. Iger's recommendation and equity award guidelines for executives at her level.

Mr. Mayer

Salary	The Committee set Mr. Mayer's salary as Senior Executive Vice President and Chief Strategy Officer at $1,250,000 to reflect the market for executive talent, the reconfiguration of responsibilities among the executive team and the outstanding performance he had exhibited in his prior positions.
Performance- based Bonus	Target Bonus
Mr. Mayer's target bonus for fiscal 2015 is equal to two times his fiscal year end salary, as set forth in his employment agreement.

Other Performance Factor
The Committee applied a factor of 140% with respect to other performance factors for Mr. Mayer in fiscal 2015 compared to a factor of 200% in fiscal 2014. The determination this year reflected Mr. Iger's recommendation (including an adjustment for the length of time Mr. Mayer held his current position during the year) and Mr. Mayer's accomplishments during the year, which included:

•

Negotiated key strategic initiatives including the launch of DisneyLife in Europe and the development of Disney Life in other locations.

•

Managed the Company's merger and acquisition and joint venture activity, with key transactions during the year including investments through A&E Television Networks in Vice Media, investment in various technology-related businesses, and restructuring studio distribution and financing agreements.

•

Identified growth opportunities in international growth markets, aligned segments and regions to common strategic and creative directions for key franchises and supported strategies to build alliances that enhance integration of initiatives across business units.

Equity Award Value	The annual equity award value for Mr. Mayer is equal to 2.3 times his fiscal year end salary in effect at the time of the award (compared to the anticipated value of two times his fiscal year end salary set forth in his employment agreement in effect at the time of his award) based on Mr. Iger's recommendation and his continued outstanding performance.

34

Executive Compensation

Mr. Rasulo

Salary	The Committee increased Mr. Rasulo's 2015 salary by 4% to $1,840,000 to reflect changes in the market for executive talent and his continued outstanding performance. The Committee did not change Mr. Rasulo's salary upon his resignation as Chief Financial Officer and his continued service as an advisor to Mr. Iger.
Performance- based Bonus	Target Bonus
Mr. Rasulo's target bonus for fiscal 2015 is equal to two times his fiscal year end salary, as set forth in his employment agreement at the time the target was set. The Committee did not change Mr. Rasulo's target bonus upon his resignation as Chief Financial Officer and his continued service as an advisor to Mr. Iger.

Other Performance Factor
The Committee applied a factor of 154% with respect to other performance factors for Mr. Rasulo in fiscal 2015 compared to a factor of 200% in fiscal 2014. The determination this year reflected Mr. Iger's recommendation (including an adjustment for the length of time Mr. Rasulo was an executive officer during the year) and Mr. Rasulo's accomplishments during the year, which included:

•

Continued focus on achieving efficiencies through the reduction of overhead costs including promotion of efficiency measures at ESPN and reorganization of the corporate controllership function.

•

Oversight of and leadership in the integration of Maker Studios across multiple elements of the Company's business.

•

Assistance in the smooth transition to a new Chief Financial Officer and assistance to the Chief Executive Officer on related projects.

Equity Award Value	The equity award value for Mr. Rasulo is equal to three times his fiscal year end salary as set forth in his employment agreement in effect at the time of the award.

Compensation Committee Report

The Compensation Committee has:

  (1)
  reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and
  (2)
  based on this review and discussion, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement relating to the 2016 Annual Meeting of shareholders.

Members of the Compensation Committee

Susan E. Arnold (Chair)
Maria Elena Lagomasino
Aylwin B. Lewis
Monica C. Lozano
Orin C. Smith

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 35

Compensation Tables

Fiscal 2015 Summary Compensation Table

The following table provides information concerning the total compensation earned in fiscal 2013 and fiscal 2014 (except for Mr. Staggs and Ms. McCarthy, who were not named executive officers in those years) and in fiscal 2015 by the chief executive officer, the two persons who served as chief financial officer during the fiscal year and the three other persons serving as executive officers at the end of fiscal 2015 who were the most highly compensated executive officers of the Company in fiscal 2015. These six officers are referred to as the named executive officers or NEOs in this proxy statement. Information regarding the amounts in each column follows the table.

Name and Principal Position	Fiscal Year	Salary[1]	Stock Awards[2]	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3]	All Other Compensation	Total
Robert A. Iger	2015	$2,548,077	$8,862,741	$8,419,823	$22,340,000	$1,423,047	$1,319,926	$44,913,614

Chairman and Chief Executive	2014	2,500,000	8,943,204	8,339,396	22,810,000	2,795,268	1,109,150	46,497,018

Officer	2013	2,500,000	8,804,278	8,478,239	13,570,000	—	968,538	34,321,055

Thomas O. Staggs Chief Operating Officer	2015	1,963,541	4,606,238	3,404,372	8,620,000	1,362,596	49,490	20,006,237

Alan N. Braverman	2015	1,502,692	1,847,400	1,200,012	5,532,000	395,940	216,573	10,694,617

Senior Executive Vice President,	2014	1,374,231	1,865,250	1,200,017	5,325,000	760,263	60,544	10,585,305

General Counsel and Secretary	2013	1,284,769	1,590,028	1,040,008	2,950,000	—	58,632	6,923,437

Christine M. McCarthy
Senior Executive Vice President and	2015	869,712	1,003,783	652,018	4,310,000	155,346	79,194	7,070,053
Chief Financial Officer

Kevin A. Mayer	2015	1,050,250	1,354,785	880,006	4,310,000	303,767	107,763	8,006,571

Senior Executive Vice President and	2014	925,981	1,243,500	800,005	2,222,000	571,782	40,142	5,803,410

Chief Strategy Officer	2013	866,785	1,400,869	719,998	1,275,000	—	31,738	4,294,390

James A. Rasulo[4]	2015	1,857,077	3,399,269	2,208,007	6,500,000	1,075,570	37,812	15,077,735

Advisor to the Chairman and Chief	2014	1,751,962	3,419,550	2,200,009	6,730,000	2,039,997	36,261	16,177,779

Executive Officer	2013	1,649,231	3,118,894	2,039,996	3,850,000	—	37,912	10,696,033

1
The amounts reflect compensation for 53 weeks in fiscal year 2015 compared to 52 weeks in fiscal 2013 and fiscal 2014 due to the timing of the end of the fiscal period.

2
Stock awards for each fiscal year include awards subject to performance conditions that were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date stock award values would be as follows:

Fiscal Year	Mr. Iger	Mr. Staggs	Mr. Braverman	Ms. McCarthy	Mr. Mayer	Mr. Rasulo
2015	$12,629,785	$5,780,623	$2,250,073	$1,222,575	$1,650,084	$4,140,199

2014	12,509,144	NA	2,250,109	NA	1,500,072	4,125,108

2013	12,717,432	NA	1,950,046	NA	1,650,121	3,825,080

3
As described more fully under "Change in Pension Value and Nonqualified Deferred Compensation Earnings" below, changes in pension value in 2013 and 2014 were driven largely by changes in the discount rate applied to calculate the present value of future pension payments. In fiscal 2013, an increase in the discount rate caused the change in the pension value to be negative for each of the named executive officers. The changes in pension value in fiscal 2013 were $(531,988), $(164,742), $(138,062) and $(309,208) for Mr. Iger, Mr. Braverman, Mr. Mayer and Mr. Rasulo, respectively.

4
Mr. Rasulo served as Senior Executive Vice President and Chief Financial Officer during the fiscal year.
36

Executive Compensation

Salary.    This column sets forth the base salary earned during each fiscal year.

Stock Awards.    This column sets forth the grant date fair value of the restricted stock unit awards granted to the named executive officers during each fiscal year as part of the Company's long-term incentive compensation program. The grant date fair value of these awards was calculated by multiplying the number of units awarded by the average of the high and low trading price of the Company's common stock on the grant date, subject to valuation adjustments for restricted stock unit awards subject to performance-based vesting conditions other than the test to assure deductibility under Section 162(m) of the Internal Revenue Code. The valuation adjustments, which reflect the fact that the number of shares received on vesting varies based on the level of performance achieved, were determined using a Monte Carlo simulation that determines the probability that the performance targets will be achieved. The grant date fair value of the restricted stock unit awards granted during fiscal 2015 is also included in the Fiscal 2015 Grants of Plan Based Awards table on page 39.

Option Awards.    This column sets forth the grant date fair value of options to purchase shares of the Company's common stock granted to the named executive officers during each fiscal year. The grant-date fair value of these options was calculated using a binomial option pricing model. The assumptions used in estimating the fair value of these options are set forth in footnote 12 to the Company's Audited Financial Statements for fiscal 2015. The grant date fair value of the options granted during fiscal 2015 is also included in the Fiscal 2015 Grants of Plan Based Awards table on page 39.

Non-Equity Incentive Plan Compensation.    This column sets forth the amount of compensation earned by the named executive officers under the Company's annual performance-based bonus program during each fiscal year. A description of the Company's annual performance-based bonus program is included in the discussion of "2015 Total Direct Compensation" in the "Executive Compensation Program Structure" section, and the determination of performance-based bonuses for fiscal 2015 is described in the "2015 Compensation Decisions" section of the Compensation Discussion and Analysis beginning on page 18.

Change in Pension Value and Nonqualified Deferred Compensation Earnings.    This column reflects the aggregate change in the actuarial present value of each named executive officer's accumulated benefits under all defined benefit plans, including supplemental plans, during each fiscal year. The amounts reported in this column vary with a number of factors, including the discount rate applied to determine the value of future payment streams. The discount rate used pursuant to pension accounting rules to calculate the present value of future payments was 3.85% for fiscal 2012, 5.00% for fiscal 2013, 4.40% for fiscal 2014 and 4.47% for fiscal 2015. The decrease in fiscal 2014 drove substantial increases in the present value of future payments, whereas the increase in fiscal 2013 drove a decline for that year noted in the footnote to the table. Pension values in fiscal 2015 increased despite the small increase in the discount rate due to the effect of an additional year of service and higher compensation levels. Neither the increase nor the decrease in pension value resulting from changes in the discount rate results in any increase or decrease in benefits payable to participants under the plan.

None of the named executive officers was credited with earnings on deferred compensation other than Mr. Iger, whose earnings on deferred compensation, which are disclosed below under "Deferred Compensation," were not payable at above market rates and therefore are not reported in this column.

All Other Compensation.    This column sets forth all of the compensation for each fiscal year that we could not properly report in any other column of the table, including:

•
the incremental cost to the Company of perquisites and other personal benefits;
•
the amount of Company contributions to employee savings plans;
•
the dollar value of insurance premiums paid by the Company with respect to excess liability insurance for the named executive officers;
•
a one-time payout of accumulated vacation time resulting from a Company-wide change in policy relating to vacation accrual; and
•
the dollar amount of matching charitable contributions made to charities pursuant to the Company's charitable gift matching program, which is available to all regular US employees with at least one year of service.

The dollar amount for payout of accumulated vacation time was $288,462, $156,154, $43,077, and $71,923 for Mr. Iger, Mr. Braverman, Ms. McCarthy and Mr. Mayer, respectively. The dollar amount of matching charitable contributions was $15,000, $12,050, $15,000, $15,000 and $15,000 for Mr. Iger, Mr. Braverman, Ms. McCarthy, Mr. Mayer, and Mr. Rasulo, respectively.

In accordance with the SEC's interpretations of its rules, this column also sets forth the incremental cost to the Company of certain items that are provided to the named executive officers for business purposes but which may not be considered integrally related to his or her duties.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 37

The following table sets forth the incremental cost to the Company of each perquisite and other personal benefit that exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for a named executive officer in fiscal 2015.

	Personal Air Travel	Security	Other	Total
Robert A. Iger	$277,489	$683,245	$49,550	$1,010,284

Thomas O. Staggs	—	—	43,290	43,290

Alan N. Braverman	—	—	42,377	42,377

Christine M. McCarthy	—	—	15,400	15,400

Kevin A. Mayer	—	—	14,760	14,760

James A. Rasulo	—	—	16,622	16,622

The incremental cost to the Company of the items specified above was determined as follows:

•
Personal air travel: the actual catering costs, landing and ramp fees, fuel costs and lodging costs incurred by flight crew plus a per hour charge based on the average hourly maintenance costs for the aircraft during the year for flights that were purely personal in nature, and a pro rata portion of catering costs where personal guests accompanied a named executive officer on flights that were business in nature. Where a personal flight coincided with the repositioning of an aircraft following a business flight, only the incremental costs of the flight compared to an immediate repositioning of the aircraft are included. As noted on pages 22 to 23, above, Mr. Iger is required for security reasons to use corporate aircraft for all of his personal travel.

•
Security: the actual costs incurred by the Company for providing security services and equipment.

The "Other" column in the table above includes, to the extent a named executive officer elected to receive any of these benefits, the incremental cost to the Company of the vehicle benefit, personal air travel or security services where the cost to the Company was less than $25,000, reimbursement of up to $1,000 per calendar year for wellness-related purposes such as fitness, nutrition and stress management, and reimbursement of expenses for financial consulting. With respect to Mr. Iger, the "Other" column also includes legal fees incurred in connection with the renegotiation of his employment agreement.

The named executive officers also were eligible to receive the other benefits described in the Compensation Discussion and Analysis under the discussion of "Benefits and Perquisites" in the "Compensation Program Elements" section, which involved no incremental cost to the Company or are offered through group life, health or medical reimbursement plans that are available generally to all of the Company's salaried employees.

38

Executive Compensation

Fiscal 2015 Grants of Plan Based Awards Table

The following table provides information concerning the range of awards available to the named executive officers under the Company's annual performance-based bonus program for fiscal 2015 and information concerning the option grants and restricted stock unit awards made to the named executive officers during fiscal 2015. Additional information regarding the amounts reported in each column follows the table.

					Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards
			Grant Date		Threshold	Target	Maximum		Threshold	Target	Maximum	All Other Stock Awards: Number of Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Closing Price of Shares Underlying Options	Grant Date Fair Value of Stock and Option Awards
			12/18/14										372,412	$92.24	$92.61	$8,419,823

Robert A. Iger			12/18/14						45,644	91,287	136,931					8,862,741	[1]

					$4,200,000	$12,000,000	$24,000,000

					$0	—	$60,000,000	[2]

			12/18/14										97,661	$92.24	$92.61	$2,208,007

			2/5/15	[3]									48,138	$101.68	$102.64	1,196,365

			12/18/14									17,955				1,656,079

Thomas O. Staggs	(B	)	12/18/14						8,978	17,955	26,933					1,743,189	[1]

	(B	)	2/5/15						5,378	10,756	16,134					1,206,970	[1]

					$1,750,000	$5,000,000	$10,000,000

			12/18/14										53,077	$92.24	$92.61	$1,200,012

	(A	)	12/18/14							9,758						900,029

Alan N. Braverman	(B	)	12/18/14						4,879	9,758	14,637					947,371	[1]

					$1,050,000	$3,000,000	$6,000,000

													28,839	$92.24	$92.61	$652,018

	(A	)	12/18/14							5,302						489,030

Christine M. McCarthy	(B	)	12/18/14						2,651	5,302	7,953					514,753	[1]

					$875,000	$2,500,000	$5,000,000

			12/18/14										38,923	$92.24	$92.61	$880,006

	(A	)	12/18/14							7,156						660,034

Kevin A. Mayer	(B	)	12/18/14						3,578	7,156	10,734					694,751	[1]

					$875,000	$2,500,000	$5,000,000

			12/18/14										97,661	$92.24	$92.61	$2,208,007

	(A	)	12/18/14							17,955						1,656,079

James A. Rasulo	(B	)	12/18/14						8,978	17,955	26,933					1,743,189	[1]

					$1,288,000	$3,680,000	$7,360,000

1
Stock awards for fiscal 2015 subject to performance conditions in addition to the test to assure deductibility under Section 162(m) were valued based on the probability that performance targets will be achieved. Assuming the highest level of performance conditions are achieved, the grant date fair values for performance-based stock awards made in fiscal 2015 would be $12,629,785, $4,124,544, $1,350,044, $733,545, $990,050 and $2,484,119 for Mr. Iger, Mr. Staggs, Mr. Braverman, Ms. McCarthy, Mr. Mayer and Mr. Rasulo, respectively.
2
Incentive retention award payable following fiscal 2018 if performance conditions are satisfied as described under "Incentive Retention Award," below.
3
The Committee adopted a resolution January 29, 2015 to issue awards effective on the date Mr. Staggs signed his employment agreement as Chief Operating Officer and based on the market price on the date the agreement was signed.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 39

Grant date.    The Compensation Committee made the annual grant of stock options and restricted stock unit awards for fiscal 2015 on December 18, 2014, and made an additional award to Mr. Staggs upon his appointment as Chief Operating Officer on February 5, 2015. The Compensation Committee approved awards under the annual performance-based bonus program on December 1, 2015.

Estimated Possible Payouts Under Non-equity Incentive Plan Awards.    As described in the Compensation Discussion and Analysis, the Compensation Committee sets the target bonus opportunity for the named executive officers at the beginning of the fiscal year under the Company's annual performance-based bonus program and the Amended and Restated 2002 Executive Performance Plan, and the actual bonuses for the named executive officers may, except in special circumstances such as unusual challenges or extraordinary successes, range from 35% to 200% of the target level based on the Compensation Committee's evaluation of financial and other performance factors for the fiscal year. The bonus amount may be zero, if actual performance is below the specified threshold level (including the Section 162(m) test), or less than the calculated amounts if the Compensation Committee otherwise decides to reduce the bonus. As addressed in the discussion of 2015 Compensation Decisions in the Compensation Discussion and Analysis, the employment agreements of each executive officer require that the target used to calculate the bonus opportunity (but not the actual bonus awarded) be at least the amount specified in each agreement. This column shows the range of potential bonus payments for each named executive officer from the threshold to the maximum based on the target range set at the beginning of the fiscal year. The actual bonus amounts received for fiscal 2015 are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

Incentive Retention Award.    In connection with the extension of Mr. Iger's employment agreement early in fiscal 2015, and to provide an incentive for Mr. Iger to agree to extend his tenure and stay through the end of the term, the Board offered Mr. Iger the opportunity to earn a special incentive retention award if the Company's five-year cumulative adjusted operating income for the period ending September 29, 2018 exceeds $76.01 billion. The amount of the award will increase to the extent that the aggregate adjusted operating income exceeds this threshold, in accordance with the following table, with amounts payable at results between the stated performance levels determined by linear interpolation:

Cumulative Adjusted Operating Income For Five Fiscal Years Ending September 29, 2018 (in billions)	Earned Award (in millions)
Less than $76.010	$0

$76.389	$10

$76.771	$20

$77.154	$30

$77.539	$40

$77.925	$50

$78.314 or more	$60

To receive any award, Mr. Iger must remain employed by the Company through June 30, 2018, except that, as described under "Compensation Tables — Potential Payments and Rights on Termination and Change of Control," a portion may be paid if (i) he dies, (ii) he terminates employment due to disability, (iii) the Company exercises its right to terminate other than for cause, or (iv) Mr. Iger terminates for good reason. Payments in these cases will be pro-rated for the length of his service and will depend on achievement of the cumulative adjusted operating income levels.

Estimated Future Payouts Under Equity Incentive Plan Awards.    This column sets forth the number of restricted stock units awarded to the named executive officers during fiscal 2015 that are subject to the test to assure eligibility for deduction under Section 162(m) and/or to performance tests as described below. These include units awarded to each of the named executive officers as part of the annual grant in December 2014 and the units awarded to Mr. Staggs upon his appointment as Chief Operating Officer on February 5, 2015. Each of Mr. Iger's awards is subject to both the test to assure eligibility under Section 162(m) and the performance tests described below. The units in row A for each of the other named executive officers are subject to the test to assure eligibility under Section 162(m) and the units in row B are subject to this test (except for the December 2014 grant to Mr. Staggs) as well as the performance tests described below.

40

Executive Compensation

The vesting dates for all of the outstanding restricted stock unit awards held by the named executive officers as of the end of fiscal 2015 are set forth in the Fiscal 2015 Outstanding Equity Awards at Fiscal Year-End table below.

All units subject to only the Section 162(m) test (Row A) (plus any shares received as dividend equivalents prior to vesting) vest if that test is met and none of the units vest if the test is not met. This amount is shown in the "target" column for Row A.

In the case of units subject to the performance tests in addition to the Section 162(m) test (all of Mr. Iger's units and the units in Row B for other named executive officers), none of the units vest if the Section 162(m) test is not met and units vest as follows if the Section 162(m) test is met (or, as is the case for the December 18, 2014 award to Mr. Staggs, is not applicable).

Half of the units are subject to a total shareholder return test and half of the units are subject to an earnings per share test. For each half:

•
None of the units related to a measure vest if the Company's total shareholder return or earnings per share, respectively, is below the 25th percentile of the S&P 500 for that measure.
•
If the Company's total shareholder return or earnings per share, respectively, is at or above the 25th percentile of the S&P 500 for the related measure, the number of units related to that measure that vest will vary from 50% of the target number related to that measure (at the 25th percentile) to 150% of the target number related to that measure (at or above the 75th percentile) (in each case, plus dividend equivalent units).

For example, for the one-half of the grant subject to an earnings per share test, and the other half separately subject to a total shareholder return test, the total number of shares vesting would equal:

•
the number in the "threshold" column if the Company is at the 25th percentile for each test;
•
the number in the "target" column if the Company is at the 50th percentile for each test; and
•
the number in the "maximum" column if the Company is at or exceeds the 75th percentile for each test (in each case, plus dividend equivalent units).

When dividends are distributed to shareholders, dividend equivalents are credited in an amount equal to the dollar amount of dividends on the number of units held on the dividend record date divided by the fair market value of the Company's shares of common stock on the dividend distribution date. Dividend equivalents vest only when, if and to the extent that the underlying units vest.

All Other Stock Awards: Number of Units.    This column sets forth the number of restricted stock units awarded to Mr. Staggs that were not subject to the test to assure eligibility for deduction under Section 162(m) because they were awarded prior to the time that he became an executive officer, and are not otherwise subject to a performance test.

All Other Option Awards: Number of Securities Underlying Options.    This column sets forth the options to purchase shares of the Company's common stock granted to the named executive officers as part of the annual grant in December 2014 and to Mr. Staggs upon his appointment as Chief Operating Officer on February 5, 2015. The vesting dates for these options are set forth in the Fiscal 2015 Outstanding Equity Awards at Fiscal Year-End table below. These options are scheduled to expire ten years after the date of grant.

Exercise or Base Price of Option Awards; Grant Date Closing Price of Shares Underlying Options.    These columns set forth the exercise price for each option grant and the closing price of the Company's common stock on the date of grant. The exercise price is equal to the average of the high and low trading price on the grant date, which may be higher or lower than the closing price on the grant date.

Grant Date Fair Value of Stock and Option Awards.    This column sets forth the grant date fair value of the stock and option awards granted during fiscal 2015 calculated in accordance with applicable accounting requirements. The grant date fair value of all restricted stock unit awards and options is determined as described on page 37, above.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 41

Fiscal 2015 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information concerning outstanding unexercised options and unvested restricted stock unit awards held by the named executive officers as of October 3, 2015. Additional information regarding the amounts reported in each column follows the table.

		Option Awards				Stock Awards

		Number of Securities Underlying Unexercised Options						Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested	Number of Unearned Units That Have Not Vested	Market Value of Unearned Units That Have Not Vested
	1/13/2010	465,578	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	437,679	—	39.65	1/26/2021	—	—	—	—

Robert A. Iger	1/18/2012	549,059	183,020(A)	38.75	1/18/2022	—	—	—	—

	1/16/2013	342,775	342,775(B)	51.29	1/16/2023	—	—	255,308(C)	$26,296,766

	12/19/2013	108,805	326,415(D)	72.59	12/19/2023	—	—	175,402(E)	18,066,430

	12/18/2014	—	372,412(F)	92.24	12/18/2024	—	—	137,689(G)	14,181,976

	1/13/2010	107,767	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	158,659	—	39.65	1/26/2021	—	—	—	—

Thomas O. Staggs	1/18/2012	127,524	42,508(A)	38.75	1/18/2022	9,105(H)	$937,832	—	—

	1/16/2013	82,477	82,477(B)	51.29	1/16/2023	15,359(I)	1,581,938	46,074(J)	$4,745,639

	12/19/2013	27,712	83,137(D)	72.59	12/19/2023	16,821(K)	1,732,601	33,507(L)	3,451,184

	12/18/2014	—	97,661(F)	92.24	12/18/2024	18,054(M)	1,859,610	27,082(N)	2,789,416

	2/5/2015	—	48,138(O)	101.68	2/5/2025	—	—	16,223(P)	1,671,008

	1/13/2010	93,116	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	87,536	—	39.65	1/26/2021	—	—	—	—

Alan N. Braverman	1/18/2012	70,846	23,616(A)	38.75	1/18/2022	—	—	5,058(H)	$520,960

	1/16/2013	42,047	42,048(B)	51.29	1/16/2023	—	—	31,318(Q)	3,225,752

	12/19/2013	15,656	46,971(D)	72.59	12/19/2023	—	—	28,435(R)	2,928,772

	12/18/2014	—	53,077(F)	92.24	12/18/2024	—	—	24,530(S)	2,526,605

	1/14/2009	49,920	—	$20.81	1/14/2016	—	—	—	—

	1/13/2010	39,617	—	31.12	1/13/2020	—	—	—	—

Christine M. McCarthy	1/26/2011	34,139	—	39.65	1/26/2021	—	—	—	—

	1/18/2012	34,006	11,336(A)	38.75	1/18/2022	—	—	2,427(H)	$250,019

	1/16/2013	21,266	21,267(B)	51.29	1/16/2023	—	—	15,840(Q)	1,631,536

	12/19/2013	7,671	23,016(D)	72.59	12/19/2023	—	—	13,934(R)	1,435,176

	12/18/2014	—	28,839(F)	92.24	12/18/2024	—	—	13,328(S)	1,372,828

	1/18/2012	—	14,264(A)	$38.75	1/18/2022	—	—	3,055(H)	$314,648

	1/16/2013	—	29,110(B)	51.29	1/16/2023	—	—	21,683(Q)	2,233,346

Kevin A. Mayer	3/5/2013	—	—	—	—	—	—	2,746(T)	282,851

	12/19/2013	10,437	31,314(D)	72.59	12/19/2023	—	—	18,956(R)	1,952,514

	12/18/2014	—	38,923(F)	92.24	12/18/2024	—	—	17,989(S)	1,852,878

	1/13/2010	177,767	—	$31.12	1/13/2020	—	—	—	—

	1/26/2011	158,659	—	39.65	1/26/2021	—	—	—	—

James A. Rasulo	1/18/2012	127,524	42,508(A)	38.75	1/18/2022	—	—	9,105(H)	937,832

	1/16/2013	82,477	82,477(B)	51.29	1/16/2023	—	—	61,433(Q)	6,327,576

	12/19/2013	28,703	86,112(D)	72.59	12/19/2023	—	—	52,128(R)	5,369,232

	12/18/2014	—	97,661(F)	92.24	12/18/2024	—	—	45,136(S)	4,649,026

42

Executive Compensation

Number of Securities Underlying Unexercised Options: Exercisable and Unexercisable.    These columns set forth, for each named executive officer and for each grant made to the officer, the number of shares of the Company's common stock that can be acquired upon exercise of outstanding options. The vesting schedule for each option with unexercisable shares is shown under "Vesting Schedule." The vesting of options held by the named executive officers may be accelerated in the circumstances described under "Potential Payments and Rights on Termination or Change in Control," below.

Number; Market Value of Shares or Units of Stock That Have Not Vested.    These columns report the number and market value, respectively, of shares underlying each grant of restricted stock units to each officer that is not subject to performance vesting conditions nor the test to assure eligibility for deduction pursuant to Section 162(m). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 3, 2015. The market value is equal to the number of shares underlying the units times the closing market price of the Company's common stock on Friday, October 2, 2015, the last trading day of the Company's fiscal year. The vesting schedule for each grant is shown below, with grants identified by the letter following the number of shares underlying the grant. Vesting of restricted stock units held by named executive officers may be accelerated in the circumstances described under "Payments and Rights on Termination," below.

Number; Market Value of Unearned Units That Have Not Vested.    These columns set forth the maximum number and market value, respectively, of shares of the Company's common stock underlying each restricted stock unit award held by each named executive officer that is subject to performance-based vesting conditions and/or the test to assure eligibility for deduction pursuant to Section 162(m), except that the number of units and market value for units granted January 16, 2013 are the actual amount that will vest based on the satisfaction of the related performance test on December 16, 2015 (excluding dividend equivalent units accruing after October 3, 2015). The number of shares includes dividend equivalent units that have accrued for dividends payable through October 3, 2015. The market value is equal to the number of shares underlying the units multiplied by the closing market price of the Company's common stock on Friday, October 2, 2015, the last trading day of the Company's fiscal year. The vesting schedule and performance tests and/or the test to assure eligibility under Section 162(m) are shown in "Vesting Schedule," below.

Vesting Schedule.    The options reported above that are not yet exercisable and restricted stock unit awards that have not yet vested are scheduled to become exercisable and vest as set forth below.

          (A)   Options granted January 18, 2012. The remaining unexercisable options are scheduled to become exercisable on January 18, 2016.

          (B)   Options granted January 16, 2013. One-half of the remaining unexercisable options are scheduled to become exercisable on each of January 16, 2016 and 2017.

          (C)   Restricted stock units granted January 16, 2013. The units are scheduled to vest on January 16, 2016.

          (D)   Options granted December 19, 2013. One-third of the remaining unexercisable options vested on December 19, 2015 and one-third are scheduled to become exercisable on each of December 19, 2016 and 2017.

          (E)    Restricted stock units granted December 19, 2013. The units are scheduled to vest on December 19, 2016 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (F)    Options granted December 18, 2014. One-fourth of the remaining unexercisable options vested on December 18, 2015 and one-fourth are scheduled to become exercisable on each of December 18, 2016, 2017 and 2018.

          (G)  Restricted stock units granted December 18, 2014. The units are scheduled to vest on December 18, 2017 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (H)   Restricted stock units granted January 18, 2012. The units are scheduled to vest on January 18, 2016.

          (I)     Restricted stock units granted January 16, 2013. One half of the remaining units are scheduled to vest on each of January 16, 2016 and 2017.

          (J)    Restricted stock units granted January 16, 2013 scheduled to vest on January 16, 2016.

          (K)   Restricted stock units granted December 19, 2013. One-third of the remaining units vested on December 19, 2015 and one-third are scheduled to vest on each of December 19, 2016 and 2017.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 43

          (L)    Restricted stock units granted December 19, 2013 scheduled to vest on December 19, 2016, subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (M)  Restricted stock units granted December 18, 2014. One-fourth of the units vested on December 18, 2015 and one-fourth are scheduled to vest on each of December 18, 2016, 2017 and 2018.

          (N)  Restricted stock units granted December 18, 2014 scheduled to vest on December 18, 2017, subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (O)  One-fourth of the remaining unexercisable options are scheduled to become exercisable on each of February 5, 2016, 2017, 2018 and 2019.

          (P)    The units are scheduled to vest on February 5, 2018 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

          (Q)  Restricted stock units granted January 16, 2013 subject to performance tests. Approximately 88% of the remaining units vest on January 16, 2016 and the remaining units vest on January 16, 2017, subject to determination that the test to assure eligibility under Section 162(m) was satisfied.

        (R)    Restricted stock units granted December 19, 2013 subject to performance tests. Approximately 11% of the units vested on December 19, 2015 and 11% of the remaining units vest on each of December 19, 2016 and 2017, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 67% of the remaining units vest December 19, 2016 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (S)   Restricted stock units granted December 18, 2014 subject to performance tests. 10% of the units vested on December 18, 2015 and 10% of the remaining units vest on each of December 18, 2016, 2017 and 2018, in each case subject to determination that the test to assure eligibility under Section 162(m) was satisfied. 60% of the remaining units vest December 18, 2017 subject to determination that the test to assure eligibility under Section 162(m) was satisfied and also subject to satisfaction of a total shareholder return and earnings per share test, with the number of units vesting depending on the level at which the tests were satisfied. The amount shown is the maximum number of units that could vest.

        (T)    Restricted stock units awarded to Mr. Mayer on March 5, 2013. Approximately 50% of the remaining units are scheduled to vest on March 5, 2016 and 2017, subject to the test to assure eligibility under Section 162(m) was satisfied.

Fiscal 2015 Option Exercises and Stock Vested Table

The following table provides information concerning the exercise of options and vesting of restricted stock unit awards held by the named executive officers during fiscal 2015.

	Option Awards		Stock Awards

	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Robert A. Iger	—	—	335,831	$31,767,954

Thomas O. Staggs	70,000	$4,384,111	85,189	8,046,756

Alan N. Braverman	—	—	46,996	4,438,974

Christine M. McCarthy	37,895	2,388,973	22,259	2,102,438

Kevin A. Mayer	99,438	6,757,792	30,411	2,886,959

James A. Rasulo	—	—	85,385	8,064,893

The value realized on the exercise of options is equal to the amount per share at which the named executive officer sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options. The value realized on the vesting of stock awards is equal to the closing market price of the Company's common stock on the date of vesting times the number of shares acquired upon vesting. The number of shares and value realized on vesting includes shares that were withheld at the time of vesting to satisfy tax withholding requirements.

44

Executive Compensation

Equity Compensation Plans

The following table summarizes information, as of October 3, 2015, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares of the Company's common stock may be granted from time to time.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders[1]	41,478,030	[2,3]	$54.93	[4]	86,996,361	[3,5]

Equity compensation plans not approved by security holders	—		—		—

Total	41,780,030	[2,3]	$54.93	[4]	86,996,361	[3,5]

1
These plans are the Company's 2011 Stock Incentive Plan and The Walt Disney Company/Pixar 2004 Equity Incentive Plan (the Disney/Pixar Plan was assumed by the Company in connection with the acquisition of Pixar).
2
Includes an aggregate of 12,639,701 restricted stock units and performance-based restricted stock units. Also includes options to purchase an aggregate of 1,651,450 shares at a weighted average exercise price of $27.19 and 98,382 restricted stock units, in each case granted under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company's acquisition.
3
Assumes shares issued upon vesting of performance-based units vest at 100% of target number of units. Actual number of shares issued on vesting of performance units could be zero to 150% of the target number of units.
4
Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.
5
Includes 562,851 securities available for future issuance under plans assumed by the Company in connection with the acquisition of Pixar, which plans were approved by the shareholders of Pixar prior to the Company's acquisition. Assumes all awards are made in the form of options. Each award of one restricted stock unit under the 2011 Stock Incentive Plan reduces the number of shares available under the plan by two, so the number of securities available for issuance will be smaller to the extent awards are made as restricted stock units.

Pension Benefits

The Company maintains a tax-qualified, noncontributory retirement plan, called the Disney Salaried Pension Plan D, for salaried employees who commenced employment before January 1, 2012. Benefits are based on a percentage of total average monthly compensation multiplied by years of credited service. For service years after 2012, average monthly compensation includes overtime, commission and regular bonus and is calculated based on the highest five consecutive years of compensation during the ten-year period prior to termination of employment or retirement, whichever is earlier. For service years prior to 2012, average monthly compensation considers only base salary, benefits were based on a somewhat higher percentage of average monthly compensation, and benefits included a flat dollar amount based solely on years and hours of service. Retirement benefits are non-forfeitable after three years of vesting service (five years of vesting service prior to 2012) or at age 65 after one year of service. Actuarially reduced benefits are paid to participants whose benefits are non-forfeitable and who retire before age 65 but on or after age 55.

In calendar year 2015, the maximum compensation limit under a tax-qualified plan was $265,000 and the maximum annual benefit that may be accrued under a tax-qualified defined benefit plan was $210,000. To provide additional retirement benefits for key salaried employees, the Company maintains a supplemental nonqualified, unfunded plan, the Amended and Restated Key Plan, which provides retirement benefits in excess of the compensation limitations and maximum benefit accruals under tax-qualified plans. Under this plan, benefits are calculated in the same manner as under the Disney Salaried Pension Plan D, including the differences in benefit determination for years before and after January 1, 2012, described above, except as follows:

•
starting on January 1, 2017, average annual compensation used for calculating benefits under the plans for any participant will be capped at the greater of $1,000,000 and the participant's average annual compensation determined as of January 1, 2017;
•
benefits for persons who were named executive officers on January 1, 2012 are limited to the amount the executive officer would have received had the plan in effect prior to its January 1, 2012 amendment continued without change; and
•
deferred amounts of base salary for years prior to 2006 and equity compensation paid in lieu of bonus are recognized for purposes of determining applicable retirement benefits.

Company employees (including two of the named executive officers) who transferred to the Company from ABC, Inc. after the Company's acquisition of ABC are

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 45

also eligible to receive benefits under the Disney Salaried Pension Plan A (formerly known as the ABC, Inc. Retirement Plan) and a Benefits Equalization Plan which, like the Amended and Restated Key Plan, provides eligible participants retirement benefits in excess of the compensation limits and maximum benefit accruals that apply to tax-qualified plans. A term of the 1995 purchase agreement between ABC, Inc. and the Company provides that employees transferring employment to coverage under a Disney pension plan will receive an additional benefit under Disney plans equal to (a) the amount the employee would receive under the Disney pension plans if all of his or her ABC service were counted under the Disney pension less (b) the combined benefits he or she receives under the

ABC plan (for service prior to the transfer) and the Disney plan (for service after the transfer). Both Mr. Iger and Mr. Braverman transferred from ABC, and each receives a pension benefit under the Disney plans to bring his total benefit up to the amount he would have received if all his years of service had been credited under the Disney plans. (The effect of these benefits is reflected in the present value of benefits under the Disney plans in the table below.)

As of the end of fiscal 2015, Mr. Iger, Ms. McCarthy and Mr. Rasulo were eligible for early retirement and Mr. Braverman was eligible for retirement. The early retirement reduction is 50% at age 55, decreasing to 0% at age 65.

Fiscal 2015 Pension Benefits Table

The following table sets forth the present value of the accumulated pension benefits that each named executive officer is eligible to receive under each of the plans described above.

Name	Plan Name	Number of Years of Credited Service at Fiscal Year End		Present Value of Accumulated Benefit at Fiscal Year End
	Disney Salaried Pension Plan D	16		$1,285,146

	Disney Amended and Restated Key Plan	16		11,138,934

Robert A. Iger	Disney Salaried Pension Plan A	25		945,701

	Benefit Equalization Plan of ABC, Inc.	25		7,466,303

			Total	$20,836,084

	Disney Salaried Pension Plan D	26		$1,011,049

Thomas O. Staggs	Disney Amended and Restated Key Plan	26		7,353,589

			Total	$8,364,638

	Disney Salaried Pension Plan D	13		$1,040,023

	Disney Amended and Restated Key Plan	13		3,876,329

Alan N. Braverman	Disney Salaried Pension Plan A	9		252,124

	Benefit Equalization Plan of ABC, Inc.	9		1,405,654

			Total	$6,574,130

	Disney Salaried Pension Plan D	16		$883,535

Christine M. McCarthy	Disney Amended and Restated Key Plan	16		1,465,949

			Total	$2,349,484

	Disney Salaried Pension Plan D	18		$700,923

Kevin A. Mayer	Disney Amended and Restated Key Plan	18		1,644,759

			Total	$2,345,682

	Disney Salaried Pension Plan D	30		$1,526,500

James A. Rasulo	Disney Amended and Restated Key Plan	30		8,116,447

			Total	$9,642,947

These present values assume that each named executive retires at age 65 (or their age on October 3, 2015, if older) for purposes of the Disney Salaried Pension Plan D and the Amended and Restated Key Plan and age 62 (or their age on October 3, 2015, if older) for purposes of the Disney Salaried Pension Plan A, and the Amended and Restated Benefit Equalization Plan of

ABC, Inc. Age 65 is the normal retirement age under each of the plans and is also the age at which unreduced benefits are payable, except the earliest age at which unreduced benefits are payable under the ABC plans is age 62 for service years prior to 2012. The values also assume all participants are unmarried and assume a straight life-annuity payment for an unmarried

46

Executive Compensation

participant. Participants may elect other actuarially reduced forms of payment, such as joint and survivor benefits and payment of benefits for a period certain irrespective of the death of the participant. The present values were calculated using the 4.47% discount rate assumption set forth in footnote 10 to the Company's Audited Financial Statements for fiscal 2015 and using actuarial factors including RP2014 annuitant mortality table, projected back to 2007 using the MP-2004 projection scale, and generationally with a modified version of the MP-2014 scale for males and females. The present values reported in the table are not available as lump sum payment under the plans.

Fiscal 2015 Nonqualified Deferred Compensation Table

In December 2014, the Compensation Committee approved the terms of a Non-Qualified Deferred Compensation Plan for all U.S.-based executives at the level of Senior Vice President or above. This plan allows participating executives to defer a portion of their compensation and applicable taxes with an opportunity to earn a tax-deferred return on the deferred amounts. The plan gives eligible executives the opportunity to defer up to 50% of their base salary and up to 100% of their annual performance-based bonus award until retirement or termination of employment or, at the executive's election, until an earlier date at least five years following the date the compensation is earned. The Company also has the option to make a contribution into an executive's deferred compensation account on terms and subject to any conditions (such as vesting conditions) as the Company chooses. Amounts in an executive's deferred account earn a return based on the executive's election among a series of mutual funds designated by the Company, which are generally the same funds available under the Company's qualified deferred compensation plans. Returns on the funds available for the deferred account ranged from (18.58)% to 9.40% for the year ended September 30, 2015. The deferred amounts and any deemed earnings on the amounts are not actual investments and are obligations of the Company. Mr. Staggs and Ms. McCarthy participated in this plan in fiscal 2015, and their contributions and aggregate earnings during the fiscal year and aggregate balance at the end of the fiscal year are reflected in the table below. Their contributions represent deferred salary (in the case of Ms. McCarthy) and bonus (in the cases of both Mr. Staggs and Ms. McCarthy) and are included in the amounts reported for salary and bonus in the Summary Compensation Table for each of them.

In addition, from 2000 through 2005, $500,000 per year of Mr. Iger's annual base salary was deferred. The following table sets forth the earnings on the deferred amount in fiscal 2015 and the aggregate balance of Mr. Iger's deferral account, including accumulated earnings, as of October 3, 2015. Mr. Iger's employment agreement provides that the deferred compensation will be paid, together with interest at the applicable federal rate for mid-term treasuries, reset annually, no later than 30 days after he is no longer subject to the provisions of Section 162(m) of the Internal Revenue Code (or at such later date as is necessary to avoid the imposition of an additional tax on Mr. Iger under Section 409A of the Internal Revenue Code). The interest rate is adjusted annually in March and the weighted average interest rate for fiscal 2015 was 1.624%. There were no additions during the fiscal year to the deferred amount by either the Company or Mr. Iger other than these earnings and no withdrawals during the fiscal year.

	Executive Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End
Robert A. Iger	—	$64,821	$4,055,833

Thomas O. Staggs	$1,724,000	—	—

Christine M. McCarthy	$4,325,088	$(10,627)	$206,344

Contributions by Mr. Staggs and Ms. McCarthy include deferral of bonus amounts earned with respect to fiscal 2015 but awarded after the end of the fiscal year. Because these deferrals did not occur until after the end of the fiscal year, no earnings on these amounts are included in the column for Aggregate Earnings in Last Fiscal Year and these amounts are not included in the Aggregate Balance at Last Fiscal Year End.

Because the earnings accrued under these programs were not "above market" or preferential, these amounts are not reported in the Fiscal 2015 Summary Compensation Table.

Potential Payments and Rights on Termination or Change in Control

Our named executive officers may receive compensation in connection with termination of their employment. This compensation is payable pursuant to (a) the terms of compensation plans applicable by their terms to all participating employees and (b) the terms of employment agreements with each of our named executive officers other than Mr. Rasulo, whose contract has expired.

The termination provisions serve a variety of purposes including: providing the benefits of equity incentive plans to the executive and his or her family in case of death or disability; defining when the executive may be terminated with cause and receive no further compensation; and clearly defining rights in the event of a termination in other circumstances.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 47

The availability, nature and amount of compensation on termination differ depending on whether employment terminates because of:

•
death or disability;
•
the Company's termination of the executive pursuant to the Company's termination right or the executive's decision to terminate because of action the Company takes or fails to take;
•
the Company's termination of the executive for cause; or
•
expiration of an employment agreement, retirement or other voluntary termination.

The compensation that each of our named executive officers may receive under each of these termination circumstances is described below.

It is important to note that the amounts of compensation set forth in the tables below are based on the specific assumptions noted and do not predict the actual compensation that our named executive officers would receive. Actual compensation received would be a function of a number of factors that are unknowable at this time, including: the date of the executive's termination of employment; the executive's base salary at the time of termination; the executive's age and service with the Company at the time of termination; and, because many elements of the compensation are performance-based pursuant to the Company's compensation philosophy described in Compensation Discussion and Analysis, above, the future performance of the Company.

Moreover, the option and restricted stock unit acceleration amounts in case of a termination without cause or by the executive for good reason assume that these awards immediately accelerate, which is not the case in the absence of a change in control. Rather, options and units continue to vest over time and in most cases are subject to the same performance measures that apply if there had been no termination. (The performance measures do not apply to vesting of restricted stock unit awards when termination is due to death or disability, and the test to assure deductibility under Section 162(m) does not apply if it is not necessary to preserve deductibility.)

In addition, although the descriptions and amounts below are based on existing agreements, in connection with a particular termination of employment the Company and the named executive officer may mutually agree on severance terms that vary from those provided in his or her pre-existing agreement.

In each of the circumstances described below, our named executive officers are eligible to receive earned, unpaid salary through the date of termination and benefits that are unconditionally accrued as of the date of termination pursuant to policies applicable to all employees. This includes the deferred compensation and earnings on these deferred amounts as described under "Deferred Compensation," above. This earned compensation is not described or quantified below because these amounts represent earned, vested benefits that are not contingent on the termination of employment, but we do describe and quantify benefits that continue beyond the date of termination that are in addition to those provided for in the applicable benefit plans. The executive's accrued benefits include the pension benefits described under "Pension Benefits," above, which become payable to all participants who have reached retirement age. Because they have reached early retirement or retirement age under the plans, Mr. Iger, Mr. Braverman, Ms. McCarthy and Mr. Rasulo each would have been eligible to receive these benefits if their employment had terminated at the end of fiscal 2015. Because the pension benefits available to Mr. Iger, Mr. Braverman, Ms. McCarthy and Mr. Rasulo upon termination do not differ from those described above under "Pension Benefits" except in ways that are equally applicable to all salaried employees, the nature and amount of their pension benefits are not described or quantified below.

Death and Disability

The employment agreement of each named executive officer (other than Mr. Rasulo, who does not have an employment agreement) provides for payment of any unpaid bonus for any fiscal year that had been completed at the time of the executive's death or termination of employment due to disability. The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus as if the executive remained employed. In addition, Mr. Iger's employment agreement provides that if he dies or terminates employment due to disability prior to June 30, 2018 and prior to the occurrence of a change in control, Mr. Iger (or his estate) will, following the completion of fiscal year 2018, receive a Growth Incentive Retention Payment in an amount determined pursuant to the schedule on page 40 of this Proxy Statement based on the Company's actual performance through the end of fiscal year 2018, but pro-rated to reflect the period of his actual employment after fiscal year 2014.

In addition to the compensation and rights in employment agreements, the 2011 Stock Incentive Plan and award agreements thereunder provide that all options awarded to a participant (including the named executive officers) become fully exercisable upon the death or disability of the participant and remain exercisable for 18 months in the case of death and 12 months (or 18 months in the case of participants

48

Executive Compensation

who are eligible for immediate retirement benefits) in the case of disability, and all restricted stock units awarded to the participant under the 2011 Stock Incentive Plan will, to the extent the units had not previously been forfeited, fully vest and become payable upon the death or disability of the participant.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award because, if Mr. Iger's employment terminated at the end of fiscal 2015 due to death or disability, no amount would be paid until after the end of fiscal 2018 and the amount of the award, if any, would depend on whether and to what extent the performance measure was met. The amount of the award would be determined as described on page 40 and would be zero if cumulative adjusted operating income for the five fiscal years ending September 29, 2018 were less than $76.01 billion and, based on pro-ration through the end of fiscal 2015, could reach $16.2 million depending on the extent to which cumulative adjusted operating income exceeded $76.01 billion.

The following table sets forth the value of the estimated payments and benefits each of our named executive officers would have received under our compensation plans and their employment agreements if their employment had terminated at the close of business on the last day of fiscal 2015 as a result of death or disability. The value of option acceleration is equal to the difference between the $103.00 closing market price of shares of the Company's common stock on October 2, 2015 (the last trading day in fiscal 2015) and the weighted average exercise price of options with an exercise price less than the market price times the number of shares subject to such options that would accelerate as a result of termination. The value of restricted stock unit acceleration is equal to the $103.00 closing market price of shares of the Company's common stock on October 2, 2015 multiplied by the number of units that would accelerate as a result of termination, which, for performance-based units, is equal to the target number of units.

	Cash Payment[1]	Option Acceleration	Restricted Stock Unit Acceleration
Robert A. Iger	$22,340,000	$43,419,226	$39,030,115

Thomas O. Staggs	8,620,000	10,639,324	14,550,146

Alan N. Braverman	5,532,000	5,691,392	7,240,370

Christine M. McCarthy	4,310,000	2,838,423	3,688,603

Kevin A. Mayer	4,310,000	3,793,005	5,274,031

James A. Rasulo[2]	6,500,000	10,666,011	13,580,437

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2015 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Fiscal 2015 Summary Compensation Table.
2
Although Mr. Rasulo did not have an employment agreement in effect at the end of the fiscal year, the amount of the bonus awarded to him with respect to fiscal 2015 has been included because the Compensation Committee determined that his employment at will would be at the same salary and bonus opportunity included in his most recent employment agreement.

Termination Pursuant to Company Termination Right Other than for Cause or by Executive for Good Reason

The employment agreement of each named executive officer (other than Mr. Rasulo, who does not have an employment agreement) provides that he or she will receive a bonus for any fiscal year that had been completed at the time of his or her termination of employment if his or her employment is terminated by the Company pursuant to the Company's termination right other than for cause (as described below) or by the named executive officer with good reason (as described below). The amount of the bonus will be determined by the Compensation Committee using the same criteria used for determining a bonus if the executive remained employed.

In addition, each named executive officer's employment agreement provides that he or she will receive the following compensation and rights conditioned on his or her executing a mutual release of liability and (except in the case of Mr. Iger) agreeing to provide the Company with consulting services for a period of six months after his or her termination (or, if less, for the remaining term of his or her employment agreement):

•
A lump sum payment to be made six months and one day after termination equal to the base salary the named executive officer would have earned had he or she remained employed during the term of his or her consulting agreement or, in the case of Mr. Iger, equal to the base salary he would have earned had he remained employed until the original scheduled expiration date of his employment agreement.
•
In the case of the named executive officers other than Mr. Iger, if the consulting agreement was not terminated as a result of his or her material breach of the consulting agreement, a further lump sum payment to be made six months and one day after termination of employment equal to the base salary the named executive officer would have earned had he or she remained employed after the termination of his or her consulting agreement and until the original scheduled expiration date of his or her employment agreement.
•
A bonus for the year in which he or she is terminated equal to a pro-rata portion of a target bonus amount determined in accordance with his or her employment agreement.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 49

•
All options that had vested as of the termination date or were scheduled to vest no later than three months after the original contract termination date will remain or become exercisable as though the named executive officer were employed until that date. The options will remain exercisable until the earlier of (a) the scheduled expiration date of the options and (b) three months after the original scheduled expiration date of his or her employment agreement. In addition, as is true for all employees, options awarded after December 2009 (and at least one year before termination) will continue to vest (and remain exercisable) until the earlier of the expiration date of the option and three years (five years for options granted after March 2011) after the termination date if the officer would be over 60 years of age and have more than 10 years of service as of that date. Pursuant to employment agreements with each of the named executive officers with an employment agreement, the termination date for these purposes will be deemed to be the original contract termination date. For any employee that is eligible for immediate retirement benefits, options awarded within, but less than, one year of termination will vest to the extent they are scheduled to vest within three months of termination and will remain exercisable for 18 months following termination. In addition, any options granted to Mr. Iger less than one year prior to the date of termination will continue to vest and remain exercisable until the expiration date of the option.
•
All restricted stock units that were scheduled to vest prior to the original contract termination date will vest as though the named executive officer were employed until that date to the extent applicable performance tests are met (but any test to assure deductibility of compensation under Section 162(m) will be waived for any units scheduled to vest after the fiscal year in which the termination of employment occurs unless application of the test is necessary to preserve deductibility). As is true for all employees, restricted stock units awarded after December 2009 (and at least one year before retirement) will continue to vest through the end of the vesting schedule to the extent applicable performance criteria are met if the officer would be over 60 years of age and have more than 10 years of service as of the termination date. Pursuant to employment agreements with each of the named executive officers with an employment agreement, the termination date for these purposes will be deemed to be the original contract termination date. Any restricted stock units awarded to Mr. Iger less than one year prior to the date of termination will continue to vest according to their original terms to the extent applicable performance criteria are met.

The employment agreements provide that the Company has the right to terminate the named executive officer's employment subject to payment of the foregoing compensation in its sole, absolute and unfettered discretion for any reason or no reason whatsoever. A termination for cause does not constitute an exercise of this right and would be subject to the compensation provisions described below under "Termination for Cause."

The employment agreements provide that a named executive officer can terminate his or her employment "for good reason" following notice to the Company within three months of his or her having actual notice of the occurrence of any of the following events (except that the Company will have 30 days after receipt of the notice to cure the conduct specified in the notice):

          (i)     a reduction in the named executive officer's base salary, annual target bonus opportunity or (where applicable) annual target long-term incentive award opportunity;

          (ii)    the removal of the named executive officer from his or her position (including in the case of Mr. Iger, the failure to elect or reelect him as a member of the Board of Directors or his removal from the position of Chairman);

          (iii)   a material reduction in his or her duties and responsibilities;

          (iv)   the assignment to him or her of duties that are materially inconsistent with his or her position or duties or that materially impair his or her ability to function in his or her office;

          (v)    relocation of his or her principal office to a location that is more than 50 miles outside of the greater Los Angeles area and, in the case of Mr. Iger, that is also more than 50 miles from Manhattan; or

          (vi)   a material breach of any material provision of his or her employment agreement by the Company.

A named executive officer (or any employee holding equity awards) can also terminate "for good reason" after a change in control (as defined in the 2011 Stock Incentive Plan) if, within 12 months following the change in control, a "triggering event" occurs, and in that case the 2011 Stock Incentive Plan provides that any outstanding options, restricted stock units, performance-based restricted stock units or other plan awards will generally become fully vested and, in certain cases, paid to the plan participant. A triggering event is defined to include: (a) a termination of employment by the Company other than for death, disability or "cause;" or (b) a termination of employment by the participant following a reduction in position, pay or other "constructive termination." Under the 2011 Stock

50

Executive Compensation

Incentive Plan "cause" has the same meaning as in the named executive officer's employment agreement, as defined below under "Termination for Cause". Any such payments that become subject to the excess parachute tax rules may be reduced in certain circumstances.

In addition, Mr. Iger's employment agreement provides that if his employment is terminated by the Company under its termination rights or by Mr. Iger for good reason prior to June 30, 2018, absent a change in control, Mr. Iger will receive a Growth Incentive Retention Award based on the Company's actual performance through the end of fiscal year 2018, but, if his employment is terminated prior to the end of fiscal year 2017, pro-rated to reflect the period of his actual employment after fiscal year 2014.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award in the absence of a change in control because, if Mr. Iger's employment terminated at the end of fiscal 2015, no amount would be paid until after the end of fiscal 2018 and the amount of the award, if any, would depend on whether and to what extent the performance measure was met. The amount of the award would be determined as described on page 40 and would be zero if cumulative adjusted operating income for the five fiscal years ending September 29, 2018 were less than $76.01 billion and, based on pro-ration through the end of fiscal 2015, could reach $16.2 million depending on the extent to which cumulative adjusted operating income exceeded $76.01 billion.

The following table does not reflect any amount with respect to the Growth Incentive Retention Award with a change in control because Mr. Iger is not entitled to any award if a change in control occurs on or prior to the end of fiscal year 2016. If a change in control occurs after fiscal year 2016, the amount of the Growth Incentive Retention Award payable, if any, will be determined based on the actual cumulative adjusted operating income for each fiscal quarter in the performance period completed on or prior to the date the change of control occurs, plus a projected measure of adjusted operating income for the remainder of the performance period, assuming that adjusted operating income grows at an annualized rate equal to the compounded aggregate growth rate achieved from the beginning of the performance period to such last quarter ended coincident with or prior to the change of control. To receive the amount, if any, payable in respect of the Growth Incentive Retention Award upon a change in control, Mr. Iger must generally remain employed until June 30, 2018. However, payment of such amount will be made earlier in the event that his employment terminates due to his death, disability, a termination by the exercise of the Company's termination rights or a termination by Mr. Iger for good reason.

Each named executive officer's employment agreement specifies that any compensation resulting from subsequent employment will not be offset against amounts described above.

In the event of involuntary termination, Mr. Rasulo would be eligible for benefits under the Disney Severance Pay Plan. Involuntary termination excludes termination because of: an act or omission of the employee resulting or intended to result in personal gain at the expense of the Company; unsatisfactory performance; improper disclosure of proprietary or confidential information of the Company; misconduct; and receipt of an offer of alternative employment from a successor to or affiliate of the Company or made at the request of the Company. Mr. Rasulo's benefits would include severance pay equal to 18 weeks plus two weeks for each year of service (maximum 52 weeks) plus continued health care coverage equal to one week for each full year of service. In addition, the Company may provide outplacement counseling services. However, the Compensation Committee determined that Mr. Rasulo's employment at will would continue with the same bonus opportunity in effect under his most recent employment agreement, and the amount of his fiscal 2015 bonus exceeded Mr. Rasulo's severance benefits at the end of the fiscal year. We have assumed that had Mr. Rasulo's employment terminated at the end of the fiscal year, the Compensation Committee would have used its discretion to reduce his bonus award by the amount of any severance benefits received by Mr. Rasulo so that the total amount paid to him would be equal to the amount of the bonus he would otherwise have been awarded, and we have reflected this total in the table below.

The following table provides a quantification of benefits (as calculated in the following paragraph) each of our named executive officers would have received if their employment had been terminated at the end of fiscal 2015 by the Company pursuant to its termination right or by the executive with good reason.

The "option valuation" amount is (a) the difference between the $103.00 closing market price of shares of the Company's common stock on October 2, 2015 and the weighted average exercise price of options with an exercise price less than the market price times (b) the number of options with in-the-money exercise prices that would become exercisable despite the termination. The "restricted stock unit valuation" amount is the $103.00 closing market price on October 2, 2015 times the target number of units that could vest. However, as described above, options do not become immediately

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 51

exercisable and restricted stock units do not immediately vest (and would eventually vest only to the extent applicable performance conditions are met) absent a change in control. The actual value realized from the exercise of the options and the vesting of restricted stock units may therefore be more or less than the amount shown below depending on changes in the market price of the Company's common stock and the satisfaction of applicable performance tests.

	Cash Payment[1]	Option Valuation	Restricted Stock Unit Valuation
Robert A. Iger

No change in control	$29,215,000	$43,419,226	$39,030,115

Change in control	29,215,000	43,419,226	39,030,115

Thomas O. Staggs

No change in control	14,120,000	10,360,540	14,085,243

Change in control	14,120,000	10,639,324	14,550,146

Alan N. Braverman

No change in control	9,282,000	5,691,392	7,240,370

Change in control	9,282,000	5,691,392	7,240,370

Christine M. McCarthy

No change in control	8,997,500	2,838,423	3,688,603

Change in control	8,977,500	2,838,423	3,688,603

Kevin A. Mayer

No change in control	8,977,500	3,793,005	5,274,031

Change in control	8,977,500	3,793,005	5,274,031

James A. Rasulo

No change in control	6,500,000	1,135,716	—

Change in control	6,500,000	10,666,011	13,580,437

1
This amount is equal to the bonus awarded to the named executive officers with respect to fiscal 2015 and set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table, plus the lump sum payments based on salary through the end of the employment term as described above. In the case of Mr. Rasulo, the amount of any severance benefits is excluded as described above.

Termination for Cause

Each named executive officer's employment agreement (other than Mr. Rasulo, who does not have an employment agreement) provides that, if his or her employment is terminated by the Company for cause, he or she will only be eligible to receive the compensation earned and benefits vested through the date of termination, including any rights he or she may have under his or her indemnification agreement with the Company or the equity plans of the Company. If Mr. Rasulo were terminated for cause, he also would only be entitled to receive the compensation earned and benefits vested through the date of termination, including any rights he may have under the equity plans of the Company.

"Termination for Cause" is defined in Mr. Iger's employment agreement as termination by the Company due to (i) conviction of a felony or the entering of a plea of nolo contendere to a felony charge; (ii) gross neglect, willful malfeasance or willful gross misconduct in connection with his employment which has had a material adverse effect on the business of the Company and its subsidiaries, unless he reasonably believed in good faith that such act or non-act was in, or not opposed to, the best interests of the Company; (iii) his substantial and continual refusal to perform his duties, responsibilities or obligations under the agreement that continues after receipt of written notice identifying the duties, responsibilities or obligations not being performed; (iv) a violation that is not timely cured of any Company policy that is generally applicable to all employees or all officers of the Company that he knows or reasonably should know could reasonably be expected to result in a material adverse effect on the Company; (v) any failure (that is not timely cured) to cooperate, if requested by the Board, with any investigation or inquiry into his or the Company's business practices, whether internal or external; or (vi) any material breach that is not timely cured of covenants relating to non-competition during the term of employment and protection of the Company's confidential information.

"Termination for Cause" is defined in Mr. Staggs's, Mr. Braverman's, Ms. McCarthy's and Mr. Mayer's employment agreement as termination by the Company due to gross negligence, gross misconduct, willful nonfeasance or willful material breach of the agreement by the executive unless, if the Company determines that the conduct or cause is curable, such conduct or cause is timely cured by the executive.

Expiration of Employment Term; Retirement

Each of the named executive officers is eligible to receive earned, unpaid salary and unconditionally vested accrued benefits if his or her employment terminates at the expiration of his or her employment agreement or he or she otherwise retires, but except as described below they are not contractually entitled to any additional compensation in this circumstance. If Mr. Iger retires at June 30, 2016 (the original expiration date of his employment agreement) or June 30, 2018 (the amended expiration date of his employment agreement), he will be entitled to receive a bonus based on a target bonus award of $12 million, subject only to the satisfaction of the performance objectives applicable to assure that the bonus is deductible for federal income tax purposes as performance-based compensation. If Mr. Iger retires at June 30, 2018, he will also be entitled to receive a Growth Incentive Retention Award calculated as set forth on page 40.

52

Executive Compensation

As in the case of a termination under the Company's termination right other than for cause or the executive's right to terminate for good reason, vested options and restricted stock units will remain exercisable for 18 months if the executive is eligible to receive retirement benefits, and options and restricted stock units outstanding for at least one year will continue to vest, and options will remain exercisable, for up to three or five years (depending on the original grant date) if the named executive officer was age 60 or greater and had at least ten years of service at the date of retirement. In addition, if he retires at June 30, 2016, which is the original stated expiration date of his employment agreement, all options and restricted stock units awarded to Mr. Iger after October 2, 2011 will, subject to the satisfaction of applicable performance criteria, continue to vest and in the case of options remain exercisable following his retirement according to their original vesting schedule and expiration date. If he retires at June 30, 2018, all options and restricted stock units awarded to Mr. Iger after June 30, 2016 will, subject to the satisfaction of applicable performance criteria, continue to vest and in the case of options remain exercisable following his retirement according to their original vesting schedule and expiration date.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 53

Audit-Related Matters

Audit Committee Report

The charter of the Audit Committee of the Board specifies that the purpose of the Committee is to assist the Board in its oversight of:

•
the integrity of the Company's financial statements;
•
the adequacy of the Company's system of internal controls;
•
the Company's compliance with legal and regulatory requirements;
•
the qualifications and independence of the Company's independent registered public accountants; and
•
the performance of the Company's independent registered public accountants and of the Company's internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

•
monitors preparation of quarterly and annual financial reports by the Company's management;
•
supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation, retention and oversight; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
•
oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program.

The Committee met eight times during fiscal 2015. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee's meetings include, whenever appropriate, executive sessions in which the Committee meets separately with the Company's independent registered public accountants, the Company's internal auditors, the Company's chief financial officer and the Company's general counsel.

As part of its oversight of the Company's financial statements, the Committee reviews and discusses with both management and the Company's independent registered public accountants all annual and quarterly financial statements prior to their issuance. During fiscal 2015, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Committee. These reviews included discussion with Pricewaterhouse Coopers LLP, the Company's independent registered public accountants, of matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16 (Communication With Audit Committees), including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Committee pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence.

In addition, the Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company's internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.

Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the Board that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 3, 2015, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

John S. Chen
Fred K. Langhammer
Aylwin B. Lewis
Robert W. Matschullat (Chair)

54

Audit-Related Matters

Policy for Approval of Audit and Permitted Non-audit Services

All audit, audit-related, tax and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence Policy provides for pre-approval of specifically described audit, audit-related, tax and other services by the Committee on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy also requires specific approval by the Committee if total fees for audit-related, tax and other services would exceed total fees for audit services in any fiscal year. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, and the Committee has delegated to the Chairman of the Committee the authority to pre-approve services in certain circumstances.

Auditor Fees and Services

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements and internal control over financial reporting for fiscal 2015 and fiscal 2014, together with fees for audit-related, tax and other services rendered by PricewaterhouseCoopers LLP during fiscal 2015 and fiscal 2014. Audit-related services consisted principally of audits of employee benefit plans and other entities related to the Company and other attest projects. Tax services consisted principally of planning and advisory services, tax compliance, and sales and use tax recovery assistance. Other services consisted of attestation reports on social, environmental and cultural disclosure required by law or regulation. The Audit Committee directs and reviews the negotiations associated with the Company's retention of its independent registered public accountants.

	Fiscal 2015	Fiscal 2014

	(in millions)
Audit fees	$18.8	$18.6

Audit-related fees	2.4	2.1

Tax fees	4.1	4.0

All other fees	0.1	0.1

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 55

Items to Be Voted On

Election of Directors

The current term of office of all of the Company's Directors expires at the 2016 Annual Meeting. The Board proposes that all of the currently serving Directors (other than Ms. Lozano, who has not been renominated pursuant to the tenure policy in the Company's Corporate Governance Guidelines), be re-elected for a term of one year and until their successors are duly elected and qualified. Ms. Lagomasino, whom the Board elected a Director in September 2015, and Mr. Parker, whom the Board elected a Director in January 2016, were initially identified as potential Directors by a third-party search firm and recommended by the Governance and Nominating Committee. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a Director before the 2016 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Directors are elected by a majority of votes cast unless the election is contested, in which case Directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted "for" a Director exceeds the number of votes cast "against" the Director; abstentions are not counted either "for" or

"against". If an incumbent Director in an uncontested election does not receive a majority of votes cast for his or her election, the Director is required to submit a letter of resignation to the Board of Directors for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee is required to promptly assess the appropriateness of such nominee continuing to serve as a Director and recommend to the Board the action to be taken with respect to the tendered resignation. The Board is required to determine whether to accept or reject the resignation, or what other action should be taken, within 90 days of the date of the certification of election results.

Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to Directors is counted.

The Board recommends a vote "FOR" each of the persons nominated by the Board.

Susan E. Arnold, 61, has been an operating executive of The Carlyle Group, an equity investment firm, since September 2013. She retired as President — Global Business Units of Procter & Gamble in 2009, a position she had held since 2007. Prior to 2009, she was Vice Chair of P&G Beauty and Health from 2006, Vice Chair of P&G Beauty from 2004 and President Global Personal Beauty Care and Global Feminine Care from 2002. She has been a director of McDonalds Corporation since 2008 and of NBTY, Inc. since 2013. Ms. Arnold has been a Director of the Company since 2007.

Ms. Arnold contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience as an executive of Procter & Gamble and her other public company board experience. At Procter & Gamble, Ms. Arnold was a senior executive responsible for major consumer brands in a large, complex retailing and global brand management company. As a result of this experience, Ms. Arnold brings to our Board in-depth knowledge of brand management and marketing, environmental sustainability, product development, international consumer markets, finance and executive management, including executive compensation and management leadership.

56

Items to Be Voted On

John S. Chen, 60, has been Executive Chair and Chief Executive Officer of Blackberry, Ltd., a provider of mobile infrastructure, since November 2013, and is a Senior Advisor of Silver Lake, a private investment firm. Mr. Chen was Chairman and Chief Executive Officer of Sybase Inc., a software developer and a wholly-owned subsidiary of SAP AG from July 2010 through November 1, 2012. Prior to SAP's acquisition of Sybase in July 2010, Mr. Chen had been Chairman of the Board, Chief Executive Officer and President of Sybase, Inc., since November 1998. From February 1998 through November 1998, he served as co-Chief Executive Officer of Sybase. In addition to serving on the Board of Blackberry since 2013, Mr. Chen has been a director of Wells Fargo & Company since 2006 and a Director of the Company since 2004.

Mr. Chen contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience as a leader of a variety of technology businesses, his experience doing business in Asia and his other public company board experience. In his roles at Blackberry, Sybase and other technology companies, Mr. Chen has been responsible for overseeing and managing executive teams and a sizeable work force engaged in high technology development, production and marketing. Mr. Chen has also interacted regularly with businesses and governments in Asia in connection with these businesses. As a result of this experience, Mr. Chen brings to our Board an understanding of the rapidly changing technological landscape and intense familiarity with all issues involved in managing technology businesses and particularly with businesses and governmental practices in Asia.

Jack Dorsey, 39, has served as the Chief Executive Officer of Twitter, Inc., a developer and provider of mobile communication applications, since 2015 and as Co-Founder and Chief Executive Officer of Square, Inc., a provider of payment processing services, since 2009. He also served as President and Chief Executive Officer of Twitter from 2007 to 2008, as the Chairman of the Board of Twitter from 2008 to 2015, and as Interim Chief Executive Officer of Twitter in 2015. He has been a director of Twitter since 2007, a director of Square, Inc. since 2009, and a Director of the Company since 2013.

Mr. Dorsey contributes to the mix of experience and qualifications the Board seeks primarily through his experience at Twitter, Inc. and Square, Inc., where he has extensive experience in the development of consumer-facing technology, particularly widely-distributed mobile and social applications, and the management of technology-oriented businesses.

Robert A. Iger, 64, has served as Chairman and Chief Executive Officer since March 2012. Prior to that time, he served as President and Chief Executive Officer of the Company since 2005, having previously served as President and Chief Operating Officer since 2000 and as President of Walt Disney International and Chairman of the ABC Group from 1999 to 2000. From 1974 to 1998, Mr. Iger held a series of increasingly responsible positions at ABC, Inc. and its predecessor Capital Cities/ABC, Inc., culminating in service as President of the ABC Network Television Group from 1993 to 1994 and President and Chief Operating Officer of ABC, Inc. from 1994 to 1999. He is a member of the Board of Directors of Apple, Inc., the Lincoln Center for the Performing Arts in New York City and the National September 11 Memorial & Museum. Mr. Iger has been a Director of the Company since 2000. The Company has agreed in Mr. Iger's employment agreement to nominate him for re-election as a member of the Board and as Chairman of the Board at the expiration of each term of office during the term of the agreement, and he has agreed to continue to serve on the Board if elected.

Mr. Iger contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his position as Chairman and Chief Executive Officer of the Company and his long experience with the business of the Company. As Chairman and Chief Executive Officer and as a result of the experience he gained in over 40 years at ABC and Disney, Mr. Iger has an intimate knowledge of all aspects of the Company's business and close working relationships with all of the Company's senior executives.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 57

Maria Elena Lagomasino, 66, is the Chief Executive Officer and Managing Partner of WE Family Offices, a global family office serving high net worth families, and has held these positions since March 2013. Ms. Lagomasino served as Chief Executive Officer of GenSpring Family Offices, LLC, an affiliate of SunTrust Banks, Inc., from November 2005 through October 2012. From 2001 to 2005, Ms. Lagomasino was Chairman and Chief Executive Officer of JPMorgan Private Bank, a division of JPMorgan Chase & Co., a global financial services firm. Prior to assuming this position, she was Managing Director of The Chase Manhattan Bank in charge of its Global Private Banking Group. Ms. Lagomasino had been with Chase Manhattan since 1983 in various positions in private banking. Ms. Lagomasino is a member of the Council on Foreign Relations, and is a founder of the Institute for the Fiduciary Standard. She is a director of the Americas Society and served as a Trustee of the National Geographic Society from 2007 to 2015. She served as a director of the Coca-Cola Company from 2003 to 2006 and from 2008 to the present, and she has served as a director of Avon Products, Inc. since 2001.

Ms. Lagomasino contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience in leading a variety of firms in the wealth management industry and her experience on other public company boards. In leading firms in the wealth management industry, she has gained a deep understanding of finance, investment and capital markets and experience in leading complex organizations and in evaluating the strategies of businesses in a variety of industries with varying size and complexity. Her experience at JP Morgan Private Bank included management of that firm's international operations and this experience contributes an understanding of conducting business internationally, particularly in Latin America. Through her service on other public company boards, she brings to our Board extensive experience with and a keen understanding of global brands as well as her ability to use her experience in providing insight and guidance in overseeing executive management, including executive compensation.

Fred H. Langhammer, 72, is Chairman, Global Affairs, of The Estée Lauder Companies Inc., a manufacturer and marketer of cosmetics products. Prior to being named Chairman, Global Affairs, Mr. Langhammer was Chief Executive Officer of The Estée Lauder Companies Inc. from 2000 to 2004, President from 1995 to 2004 and Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined The Estée Lauder Companies in 1975 as President of its operations in Japan. In 1982, he was appointed Managing Director of its operations in Germany. He was a director of Central European Media Enterprises, Ltd., from 2009 to March 2014 and was a director of The Shinsei Bank Limited from 2005 to 2009 and a director of AIG from 2006 to 2008. Mr. Langhammer has been a Director of the Company since 2005.

Mr. Langhammer contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Estée Lauder, a complex worldwide branded consumer products business, and his experience with business outside the United States. In addition to serving in Estée Lauder's Japan and Germany operations and on the Board of Shinsei Bank, a Japan-based commercial bank, Mr. Langhammer served as general manager of the Japan operations of a British trading company. He also serves as Chairman Emeritus of the American Institute for Contemporary German Studies at Johns Hopkins University and he is a senior fellow of the Foreign Policy Association and a member of the Trilateral Commission. As a result of this experience, Mr. Langhammer brings to our Board an understanding of growth strategies in worldwide branded businesses, specific knowledge of Asian and European markets, and extensive familiarity with all aspects of managing and providing leadership to a complex business organization.

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Items to Be Voted On

Aylwin B. Lewis, 61, has served as Chairman, Chief Executive Officer and President of Potbelly Sandwich Works since 2011, and as President and Chief Executive Officer since 2008. Prior to that, Mr. Lewis was President and Chief Executive Officer of Sears Holdings Corporation, a nationwide retailer, from 2005 to 2008. Prior to being named Chief Executive Officer of Sears, Mr. Lewis was President of Sears Holdings and Chief Executive Officer of Kmart and Sears Retail following Sears' acquisition of Kmart Holding Corporation in 2005. Prior to that acquisition, Mr. Lewis had been President and Chief Executive Officer of Kmart since 2004. Prior to that, Mr. Lewis held a variety of leadership positions at YUM! Brands, Inc., a franchisor and licensor of quick service restaurants from 2000 until 2004. Mr. Lewis served on the board of directors of Sears Holding Corp. from 2005 through 2008, on the Board of Directors of Kmart from 2004 through 2008 and on the Board of Directors of Potbelly Sandwich Works since 2008. Mr. Lewis has been a director of Starwood Hotels & Resorts Worldwide since January 2013. Mr. Lewis has been a Director of the Company since 2004.

Mr. Lewis contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience in various positions at Yum! Brands, Kmart, Sears and Potbelly Sandwich Works. At Yum! Brands, Mr. Lewis was responsible for marketing and branding of consumer-facing products and services in the quick-serve food industry, and at Kmart and Sears he was responsible for all aspects of complex, worldwide businesses offering consumer products. At Potbelly Sandwich Works, Mr. Lewis's responsibilities include developing and implementing the company's growth strategy. As a result of this experience, Mr. Lewis brings to our Board knowledge of consumer branding strategy and tactics, management and leadership of complex worldwide retail and service businesses, and insights into promoting growth strategies for new consumer-facing businesses.

Robert W. Matschullat, 68, is retired and served from 1995 until 2000 as Vice Chairman of the board of directors and Chief Financial Officer of The Seagram Company Ltd., a global company with entertainment and beverage operations. Prior to joining Seagram, Mr. Matschullat was head of worldwide investment banking for Morgan Stanley & Co. Incorporated, a securities and investment firm, and was on the Morgan Stanley Group board of directors. He is a director of The Clorox Company, where he was Interim Chairman of the Board and Interim Chief Executive Officer from March to October 2006. Mr. Matschullat is a director and Chairman of the Board of Visa Inc. Mr. Matschullat has been a Director of the Company since 2002.

Mr. Matschullat contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Seagram and Morgan Stanley, his expertise in financial management and his other public company board experience. At Seagram, Mr. Matschullat was responsible for the financial function of the firm as well as serving on Seagram's board of directors. At Morgan Stanley, he was engaged in an active investment banking practice, as well as serving as Head of Worldwide Investment Banking and on the board of directors of the firm. As a result of this experience, Mr. Matschullat brings to our Board expertise in a wide range of financial and accounting matters, practical knowledge of executive management of complex, worldwide businesses including those engaged in the entertainment field, and knowledge of board level oversight as both a director and interim leader of a worldwide consumer products business.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 59

Mark G. Parker, 60, has been President and Chief Executive Officer of NIKE, Inc. since 2006. He has been employed by NIKE since 1979 in a variety of positions with primary responsibilities in product research, design and development, marketing and brand management. Mr. Parker has been a member of the Board of Directors of NIKE since 2006, and has been a Director of the Company since January 2016.

Mr. Parker contributes to the mix of experience and qualifications the Board seeks to maintain through his experience in various positions at NIKE. Through this experience he has gained substantial insights in designing, producing and marketing consumer products and in managing major consumer brands sold throughout the world. At NIKE, Mr. Parker has also managed a complex, global organization and brings to the Board his knowledge and skills in financial and executive management, executive compensation and management leadership.

Sheryl K. Sandberg, 46, has served as the Chief Operating Officer of Facebook, Inc., an online social networking company, since 2008. From 2001 to 2008, Ms. Sandberg was the Vice President of Global Online Sales and Operations for Google Inc., an Internet search engine company. Ms. Sandberg also is a former Chief of Staff of the United States Treasury Department and previously served as a management consultant with McKinsey & Company and as an economist with The World Bank. Ms. Sandberg served as a director of Starbucks Corp. from 2009 to 2012. She also serves on a number of nonprofit boards including Women for Women International, and V-Day. She served as a director of eHealth, Inc. from 2006 to 2008, as a director of Facebook since June 2012 and as a director of SurveyMonkey since July 2015. She has been a Director of the Company since 2010.

Ms. Sandberg contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her experience at Google, Facebook, McKinsey & Company and in government service. At Facebook, Ms. Sandberg oversees Facebook's business operations, including sales, marketing, business development, legal, human resources, public policy and communications, and at Google she was responsible for the development and management of Google's online sales channels for advertising and publishing and operations for consumer products worldwide. At McKinsey, she advised businesses on growth strategies. In addition to her service in a senior position at the United States Treasury, Ms. Sandberg served at the World Bank. As a result of this experience, Ms. Sandberg brings to our Board expertise in the online world, considerable knowledge of international finance and business and a deep understanding of consumer behavior.

Orin C. Smith, 73, is retired and was President and Chief Executive Officer of Starbucks Corporation from 2000 to 2005. He joined Starbucks as Vice President and Chief Financial Officer in 1990, became President and Chief Operating Officer in 1994, and became a director of Starbucks in 1996. Prior to joining Starbucks, Mr. Smith spent a total of 14 years with Deloitte & Touche. Mr. Smith served on the Board of Directors of Nike, Inc. from 2004 to 2015 and served on the Board of Washington Mutual, Inc. from 2005 to March 2012. He also serves on the board of directors of Conservation International and the University of Washington Board of Regents. Mr. Smith has been a Director of the Company since 2006 and has served as independent Lead Director since 2012.

Mr. Smith contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his experience at Starbucks, Deloitte & Touche, his other public company board experience and his service on not for profit boards. At Starbucks, Mr. Smith was first responsible for the financial function and then, as president, chief operating officer, chief executive officer and a member of the board of directors, for all aspects of managing and leading Starbucks' business offering branded products and services worldwide. Through his service on the board of Conservation International, Mr. Smith has experience with a range of environmental and sustainability issues. As a result of this experience, Mr. Smith brings to our Board practical knowledge of management and leadership of complex worldwide consumer products businesses, expertise in financial matters and insights into international labor standards, environmental, sustainability and other corporate responsibility issues.

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Items to Be Voted On

Ratification of Appointment of Independent Registered Public Accountants

The Audit Committee of the Board has concluded that the continued retention of PricewaterhouseCoopers LLP is in the best interests of the Company and its shareholders and appointed PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending October 1, 2016. Services provided to the Company and its subsidiaries by PricewaterhouseCoopers LLP in fiscal 2015 are described under "Audit-Related Matters — Auditor Fees and Services," above. PricewaterhouseCoopers LLP has been the Company's external auditor continuously since 1938. The Audit Committee evaluates the independent registered public accountant's qualifications, performance, audit plan and independence each year. In addition to assuring the regular rotation of the lead audit partner every five years as required by SEC rules, one or more members of the Audit Committee also meets with candidates for the lead audit partner and the committee discusses the appointment before rotation occurs.

We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.

Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

The Board recommends that shareholders vote "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for fiscal 2016.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Advisory Vote on Executive Compensation

As we do each year, and as required by Section 14A of the Securities Exchange Act, we are seeking advisory shareholder approval of the compensation of named executive officers as disclosed in the section of this proxy statement titled "Executive Compensation." Shareholders are being asked to vote on the following advisory resolution:

Resolved, that the shareholders advise that they approve the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).

The compensation of our executive officers is based on a design that aims to align pay with both the attainment of annual operational and financial goals, which the Compensation Committee establishes, and sustained long-term value creation. The design of our compensation program is detailed in the Compensation Discussion and

Analysis section of this proxy statement, and the decisions made by the Compensation Committee under that program for fiscal 2015 are summarized in the Proxy Statement Summary beginning on page 1 and described in detail in Compensation Discussion and Analysis beginning on page 18. Shareholders should read these sections before deciding how to vote on this proposal.

Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's compensation program. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") are not entitled to vote on this proposal and will not be counted in evaluating the results of the vote.

The Board of Directors recommends a vote FOR advisory approval of the resolution set forth above.

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 61

Approval of Amendments to the Restated Certificate of Incorporation

The Board of Directors recommends that shareholders approve amendments to the Company's Restated Certificate of Incorporation removing the requirement that business combinations with "Interested Persons" be approved by two-thirds of outstanding shares and removing the provision relating to amendment of that requirement.

In connection with its consideration of the shareholder proposal relating to simple majority votes (see page 63, below), the Board of Directors reviewed the provision relating to business combinations with Interested Persons, which is the only provision in our governing documents that requires approval of more than a majority of outstanding shares.

Article VII of the Restated Certificate of Incorporation requires a vote of two-thirds of the outstanding shares to approve any business combination with any person (an "Interested Person") who beneficially owns more than 5% of any class of voting securities of the Company at the time of the transaction unless (a) the transaction is approved by the Board of Directors and (b) a majority of the members of the Board were members of the Board before the person acquired more than 5% of the Company's shares. Article VIII of the Restated Certificate of Incorporation requires a vote of two-thirds of outstanding shares to amend Article VII.

These provisions were designed to protect minority shareholders in an instance in which a party seeks to acquire the Company or its assets through the open market accumulation of shares. In such an instance, the interests of the Interested Person may diverge from the interests of other shareholders because the acquirer seeks to complete the takeover either without an appropriate premium or by wielding substantial (and self-interested) influence over the outcome of any required shareholder vote. These provisions were designed to ensure that the interests of all shareholders were adequately represented either through the super-majority requirement or through the requirement of approval by the Board of Directors, pursuant to which the Board would exercise its fiduciary duties to make a judgment that takes into account the interests of all shareholders.

Taking into account evolving governance practices and the protections afforded by existing law, the Board of Directors has determined that the protections of Articles VII and VIII are no longer necessary. The Board noted that shareholders, in votes at other companies and in our conversations with them, have expressed disapproval of supermajority provisions for business combinations. The Board also noted that approximately 80% of S&P500 Companies have no provision requiring supermajority approval of business combinations.

The Board believes that the protections in Delaware General Corporation Law and other provisions of the Company's Certificate of Incorporation provide appropriate protection from unfair acquisition attempts. Following the amendment, most business combination transactions will be subject to the default requirement under Delaware General Corporation Law of a majority of outstanding shares. In addition, the Company will remain subject to the anti-takeover provisions of the Delaware General Corporation Law and other provisions of our Restated Certificate of Incorporation, which can delay or prevent a change of control in some circumstances.

The Board therefore recommends that the shareholders approve the amendment to the Restated Certificate of Incorporation deleting Articles VII and VIII. The affirmative vote of two-thirds of the number of shares of common stock outstanding on the record date for the Annual Meeting will be required for approval of this proposal. Abstentions will have the effect of a negative vote on this proposal. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") will not be considered entitled to vote on this proposal and will have the effect of a negative vote on this proposal.

The Board of Directors has determined that this amendment is advisable and recommends that you vote "FOR" this proposal, and if you properly submit your proxy it will be voted for this proposal unless you specify otherwise.

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Items to Be Voted On

Shareholder Proposals

The Company has been notified that two shareholders of the Company intend to present proposals for consideration at the annual meeting. The shareholders making these proposals have presented the proposals and supporting statements set forth below, and we are presenting the proposals and the supporting statements as they were submitted to us. While we take issue with certain of the statements contained in the proposals and the supporting statements, we have limited our response to the most important points and have not attempted to address all the statements with which we disagree. The address and stock ownership of the proponents will be furnished by the Company's Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on the proposal will be required for approval of the proposals. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposals. Broker non-votes (as described under "Information About Voting and the Meeting — Voting") will not be considered entitled to vote on these proposals and will not be counted in determining the number of shares necessary for approval of the proposal. The shareholder proposals will be voted on at the annual meeting only if properly presented by or on behalf of the proponents.

Proposal 1 — Simple Majority Vote

James McRitchie has notified the Company that he intends to present the following proposal, which is co-sponsored by Harrington Investments, Inc., for consideration at the annual meeting:

RESOLVED, Shareholders request that our board take the steps necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws.

Shareowners are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareholders but opposed by a status quo management.

This proposal topic won from 75% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy's. The proponents of these proposals included Ray T. Chevedden and William Steiner. Currently a 1% minority can frustrate the will of our 66%-shareholder majority. In other words a 1%-minority could have the power to prevent shareholders from improving our charter.

Please vote to enhance shareholder value:

Simple Majority Vote — Proposal 1

Board Recommendation

The Board recommends that you vote against this proposal because, assuming adoption of the Board's proposal to eliminate the supermajority requirement in our certificate of incorporation relating to business combination transactions with interested persons, there will be no provision in our certificate of incorporation or bylaws that requires a supermajority vote. The only effect of the proposal would therefore be to request the Board to (1) remove the provisions of our certificate of incorporation and bylaws that require a vote by a majority of outstanding shares for shareholder amendments of the Company's bylaws and (2) to change the provision of our bylaws that provides that questions brought before a meeting of shareholders be decided by the vote of a majority of voting power of the stock represented and eligible to vote.

The Board believes that the requirement of a majority of outstanding shares for amendments to the Company's Bylaws is an appropriate standard for changes to the fundamental documents of the Company. With respect to the requirement of a majority of shares present and eligible to vote for all other questions presented at a shareholder meeting, the Board notes that this standard is the default provision provided by Delaware General Corporation Law. The Board considers both of these

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The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 63

provisions appropriate to ensure that there is sufficient, engaged support for matters presented to shareholders before taking action. On the other hand, the proponent has not presented, and the Board does not believe there is, any benefit to shareholders in deviating from our current practice with respect to these matters.

For the reasons set forth above, the Board recommends that you vote AGAINST this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Proposal 2 — Lobbying Disclosure

Zevin Asset Management has notified the Company that it intends to present the following proposal, which is co-sponsored by Carol Master and Daniel Altschuler, for consideration at the annual meeting.

Whereas, corporate lobbying exposes our company to risks that could adversely affect the company's stated goals, objectives, and ultimately shareholder value, and

Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company's lobbying to assess whether our company's lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

Resolved, the shareholders of The Walt Disney Company ("Disney") request the Board authorize the preparation of a report, updated annually, disclosing:

  1.
  Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

  2.
  Payments by Disney used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

  3.
  Disney's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

  4.
  Description of management's decision making process and the Board's oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Disney is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state, and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on the company's website.

Supporting Statement

As shareholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation both directly and indirectly. Disney does not disclose its memberships in, or payments to, trade associations, or the portions of such amounts used for lobbying. Disney does disclose its non-deductible trade association payments under Section 162(e)(1))(B) of the Internal Revenue Code. This disclosure only applies to political contributions and means our company is not disclosing payments used for lobbying, which are non-deductible under Section 162(e)(1)(A). This leaves a serious disclosure gap, as trade associations generally spend far more on lobbying than on political contributions. Transparent reporting would reveal whether company assets are being used for objectives contrary to Disney's long-term interests.

Disney spent approximately $7.08 million in 2013 and 2014 on direct federal lobbying activities (opensecrets.org). This figure does not include lobbying expenditures to influence legislation in states, where Disney also lobbies. For example, in 2014, Disney spent $364,783 on lobbying in California. Disney's leadership of the immigration lobbying group, Partnership for a New American Economy, has drawn scrutiny ("Pink Slips at Disney. But First, Training Foreign Replacements," New York Times, June 3, 2015).

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Items to Be Voted On

We encourage our Board to require comprehensive disclosure related to its direct, indirect, and grassroots lobbying.

Board Recommendation

The Board recommends that you vote against this proposal. The Company currently provides substantial disclosure regarding our political activities. Our policy with respect to political giving and the participation in the formulation of public policy is set out on our website at www.thewaltdisneycompany.com/citizenship/policies. As we note there, many national and local public policy decisions affect our businesses, and we actively participate in the political life of the countries and communities in which we do business to promote the interests of the Company and its shareholders. We also disclose on our website the contributions we make directly and through our political action committees to candidates, political parties, and organizations that promote or oppose candidates or ballot initiatives. All political contributions are approved by the Company's Senior Vice President for Governmental Relations, and each year the Governance and Nominating Committee of the Board of Directors reviews the political contribution activity of the Company.

The proposal is specifically directed at disclosure relating to the Company's lobbying activities. But there too we already provide substantial information regarding our lobbying activities through filings with the U.S. House of Representatives and the U.S. Senate (which are publicly available at http://lobbyingdisclosure.house.gov). These reports detail the issues the Company lobbied on, the houses of Congress and federal agencies lobbied and the total amounts expended during each calendar quarter on lobbying activities. By law, the amount disclosed must contain the portion of any trade association payments that are used for lobbying. The Company also files extensive lobbying disclosure reports as required by state law, which are also publicly available.

The proposal calls for disclosure regarding our lobbying activities that would exceed disclosure currently required by law. The Board believes that providing disclosure that is not required by others would place the Company at a strategic disadvantage in advancing shareholder interests through political activities. Additional disclosure would give adverse parties information about the Company's priorities and the methods it is using that those parties could use to dilute our efforts. Adoption of the proposal would effectively create an unequal playing field, making it more difficult for the Company to protect the interests of its shareholders.

Accordingly, the Board recommends that you vote AGAINST this proposal, and if the proposal is presented your proxy will be voted against this proposal unless you specify otherwise.

Other Matters

Management is not aware of any other matters that will be presented at the Annual Meeting, and Company Bylaws do not allow proposals to be presented at the meeting unless they were properly presented to the Company prior to December 13, 2015. However, if any other question that requires a vote is properly presented at the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 65

Information About Voting and the Meeting

Shares Outstanding

Shareholders owning Disney common stock at the close of business on January 4, 2016, (the record date) may vote at the 2016 Annual Meeting and any postponements or adjournments of the meeting. On that date, 1,641,636,839 shares of common stock were outstanding. Each share is entitled to one vote on each matter considered at the meeting.

Voting

How to Vote.    Shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card.

•
To vote by Internet, go to www.ProxyVote.com and follow the instructions there. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
To vote by telephone, registered shareholders should dial 1-800-690-6903 and follow the instructions. Beneficial holders should dial the phone number listed on your voter instruction form. You will need the 16 digit number included on your proxy card, voter instruction form or notice.
•
If you received a notice and wish to vote by traditional proxy card, you can receive a full set of materials at no charge through one of the following methods:

  1)
  by internet: www.ProxyVote.com

  2)
  by Phone: 1-800-579-1639

  3)
  by email: sendmaterial@proxyvote.com (your email should contain the 16 digit number in the subject line).

Deadline for Voting.    The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Time, on March 2, 2016. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Proxies Submitted but not Voted.    If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct. If you sign and return your proxy but do not specify how you want your shares voted, they will be voted FOR the election of all nominees for Director as set forth under "Election of Directors," FOR the ratification of the appointment of the independent registered public accountants, FOR the advisory vote on executive compensation, FOR the amendment of the Restated Certificate of Incorporation, and AGAINST each of the shareholder proposals.

Revocation of Proxies.    You may revoke your proxy and change your vote at any time before the close of balloting at the Annual Meeting by submitting a written notice to the Secretary, by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote) or by voting in person at the Annual Meeting.

Confirmation of Voting.    From February 17, 2016 through May 3, 2016, you may confirm your vote beginning twenty-four hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number (located on your notice or proxy card). If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

Plan Participants.    If you participate in the Disney Savings and Investment Plan or the Disney Hourly Savings and Investment Plan, you may give voting instructions as to the number of shares of common stock you hold in the plan as of the record date. You may provide voting instructions to Fidelity Management Trust Company by voting online or by completing and returning a proxy card if you received one. If you hold shares other than through these plans and you vote electronically, voting instructions you give with respect to your other shares will be applied to Disney stock credited to your accounts in a savings and investment plan unless you request a separate control number with respect to each account. To receive separate control numbers, please call 1-855-449-0994. The trustee will

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Information About Voting and the Meeting

vote your shares in accordance with your duly executed instructions received by February 29, 2016. If you do not send instructions, an independent fiduciary has been selected to determine how to vote all shares for which the trustee does not receive valid and timely instructions from participants. You may revoke previously given voting instructions by February 29, 2016, by either revising your instructions on line or by submitting to the trustee either a written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the trustee.

Broker Voting.    Under New York Stock Exchange Rules, the proposal to approve the appointment of independent auditors is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions at least 10 days before the date of the meeting. In contrast, the election of Directors, the advisory vote on executive compensation, the amendment of the Restated Certificate of Incorporation, and the shareholder proposals are "non-discretionary" items. This means brokerage firms that have not received voting instructions from their clients on these proposals may not vote on them. These so-called "broker non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for Directors, the advisory vote on executive compensation, the amendment of the Restated Certificate of Incorporation, and the shareholder proposals.

Results of Voting.    We will post preliminary results of voting at the meeting on our Investor Relations website promptly after the meeting and file results with the Securities and Exchange Commission as required by applicable rules.

Attendance at the Meeting

If you plan to attend the meeting, you must be a holder of Company shares as of the Record Date of January 4, 2016, and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners and to one guest accompanying each registered or beneficial owner. You can print your own tickets and you must bring them to the meeting to gain access. Tickets can be printed by accessing Shareholder Meeting Registration at www.ProxyVote.com and following the instructions provided (you will need the 16 digit number included on your proxy card, voter instruction form or notice).

If you are unable to print your tickets, please call Broadridge at 1-855-449-0994 for assistance.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 11:59 p.m. Eastern Time on March 2, 2016. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis.

On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver's license or passport with their admission ticket and you may be denied admission if you do not. Seating will begin at 9:00 a.m. and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.

You can obtain directions to the meeting by visiting www.disney.com/annualmeeting2016 or by calling Broadridge at 1-855-449-0994.

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 67

Other Information

Stock Ownership

Based on a review of filings with the Securities and Exchange Commission and review of shareholders of record, the Company has determined that the following person holds more than 5% of the outstanding shares of Disney common stock.

Name and Address of Beneficial Owner	Shares	Percent of Class
Laurene Powell Jobs Trust* c/o CTC myCFO, LLP P.O. Box 10195 Palo Alto, CA 94303	128,301,176	7.8%

*
Shares are held in trusts for the benefit of the sole trustee of the beneficial owner and family members of the sole trustee of the beneficial owner.

The following table shows the amount of Disney common stock beneficially owned (unless otherwise indicated) by our current Directors, nominees and named executive officers and by Directors, nominees and executive officers as a group. Except as otherwise indicated, all information is as of January 4, 2016.

Name	Shares[1,2]	Stock Units[3]	Shares Acquirable Within 60 Days[4]	Percent of Class
Susan E. Arnold	27,336	12,872	12,143	*

Alan N. Braverman	149,140	—	413,706	*

John S. Chen	29,746	21,978	28,503	*

Jack Dorsey	808	4,203	—	*

Robert A. Iger	1,293,898	—	2,703,560	*

Maria Elena Lagomasino	859	231	—	*

Fred H. Langhammer	24,848	17,772	—	*

Aylwin B. Lewis	32,124	21,438	34,503	*

Monica C. Lozano	28,436	29,511	34,503	*

Robert W. Matschullat	24,598	36,010	18,143	*

Kevin A. Mayer	33,917	—	81,451	*

Christine M. McCarthy	107,816	—	238,991	*

Mark G. Parker	—	—	—	*

Sheryl Sandberg	14,096	7,384	—	*

Orin C. Smith	26,211	3,185	18,143	*

Thomas O. Staggs	260,165	—	714,904	*

All Directors and executive officers as a group (17 persons)	2,069,047	154,533	4,393,929	*

*
Less than 1% of outstanding shares.
1
The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Some Directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as indicated below:
•
Mr. Chen — 1,377 shares held for the benefit of children;
•
Mr. Iger — 137,056 shares held in trusts and by spouse;
•
Ms. Lozano — 57 shares held for the benefit of a child;
•
Mr. Mayer — 65 shares held for the benefit of members of his family; and
•
Mr. Staggs — 161,213 shares held in trusts and by spouse.

  All Directors and executive officers as a group disclaim beneficial ownership of a total of 298,978 shares.

2
For executive officers, the number of shares listed includes interests in shares held in Company savings and investment plans as of January 4, 2016: Mr. Iger — 19,282 shares; Mr. Braverman — 10,840 shares; Ms. McCarthy — 3,545 shares; Mr. Staggs — 8,131 shares; and all executive officers as a group — 54,977 shares.
3
Reflects the number of stock units credited as of January 4, 2016 to the account of each non-employee Director participating in the Company's Amended and Restated 1997 Non-Employee Directors Stock and Deferred Compensation Plan. These units are payable solely in shares of Company common stock as described under "Director Compensation," but do not have current voting or investment power. Excludes unvested restricted stock units awarded to executives under the Company's Amended and Restated 2002 Executive Performance Plan that vest on a performance basis and other restricted stock units awarded to executives that have not vested under their vesting schedules.
4
Reflects the number of shares that could be purchased by exercise of options exercisable at January 4, 2016, or within 60 days thereafter under the Company's stock option plans and the number of shares underlying restricted stock units that are not subject to outstanding performance conditions and vest within 60 days of January 4, 2016. The number of performance units vesting depends on the level at which performance tests are satisfied and the amount shown reflects the maximum number of units that could vest.
68

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our Directors and executive officers complied during fiscal 2015 with the reporting requirements of

Section 16(a) of the Securities Exchange Act of 1934, except that Kevin Mayer filed one report relating to the vesting of restricted stock units four days late as a result of delayed notification of the vesting.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to shareholders electronically via the Internet on the Company's website at www.disney.com/investors. On January 15, 2016, we began mailing to our shareholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year's proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. Registered shareholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.disneyshareholder.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at www.ProxyVote.com. Beneficial or "street name" shareholders who wish to elect one of these options may also do so at www.ProxyVote.com. In either case, you will need the 16 digit number included on your voter instruction form or notice.

Mailings to Multiple Shareholders at the Same Address

The Company is required to provide an annual report and proxy statement or notice of availability of these materials to all shareholders of record. If you have more than one account in your name or at the same address as other shareholders, the Company or your broker may discontinue mailings of multiple copies. If you wish to receive separate mailings for multiple accounts at the same address, you should mark the box labeled "No" next to "Householding Election" on your proxy card. If you are voting by telephone or the Internet and you wish to receive multiple copies, you may notify us at the address and phone number at the end of the following paragraph if you are a shareholder of record or notify your broker if you hold through a broker.

Once you have received notice from your broker or us that they or we will discontinue sending multiple copies to the same address, you will receive only one copy until you are notified otherwise or until you revoke your consent. If you received only one copy of this proxy statement and the annual report or notice of availability of these materials and wish to receive a separate copy for each shareholder at your household, or if, at any time, you wish to resume receiving separate proxy statements or annual reports or notices of availability, or if you are receiving multiple statements and reports and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to The Walt Disney Company, c/o Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-800-542-1061, and we will promptly deliver additional materials as requested.

Continues on next page ►

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement 69

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained D.F. King & Co., 48 Wall Street, New York, New York 10005, to aid in the solicitation. For these and related advisory services, we will pay D.F. King a fee of $35,000 and reimburse them for certain out-of-pocket disbursements and expenses.

Directors, officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

70

Annex A — Reconciliation of Non-GAAP Measures

This proxy statement includes aggregate segment operating income, adjusted segment operating income, earnings per share excluding certain items affecting comparability, and adjusted earnings per share, which are important financial measures for the Company but are not financial measures defined by Generally Accepted Accounting Principles (GAAP). These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of net income or earnings per share as determined in accordance with GAAP. These measures as we have calculated them may not be comparable to similarly titled measures reported by other companies.

The Company evaluates the performance of its operating segments based on segment operating income, and management uses aggregate segment operating income as a measure of the performance of operating businesses separate from non-operating factors. The Company believes that information about aggregate segment operating income assists investors by allowing them to evaluate changes in the operating results of the Company's portfolio of businesses separate from non-operational factors that affect net income, thus providing separate insight into both operations and the other factors that affect reported results. In addition, for purposes of determining compensation, the Compensation Committee reduced operating income in fiscal 2015 to reflect expenses planned for fiscal 2015 that are now expected to arise in fiscal 2016. A reconciliation of adjusted segment operating income to net income is as follows (dollars in millions):

	Year Ended

	10/3/2015	9/27/2014	9/28/2013
Adjusted segment operating income	$14,607	—	—

Timing adjustment	74	—	—

Segment operating income	$14,681	$13,005	$10,724

Corporate & unallocated shared expenses	(643)	(611)	(531)

Restructuring and impairment charges	(53)	(140)	(214)

Other expense, net	—	(31)	(69)

Net interest expense	(117)	23	(235)

Hulu equity redemption charge[1]	—	—	(55)

Income before income taxes	13,868	$12,246	$9,620

Income taxes	(5,016)	(4,242)	(2,984)

Net income	8,852	$8,004	$6,636

Net income attributable to noncontrolling interests	(470)	(503)	(500)

Net income attributable to Disney	$8,382	$7,501	$6,136

1
Our share of expense associated with an equity redemption at Hulu LLC (see footnote 3 to the Company's Audited Financial Statements for fiscal 2013)

The Company uses earnings per share excluding certain items affecting comparability to evaluate the performance of the Company's operations exclusive of certain items that impact the comparability of results from period to period. The Company believes that information about earnings per share exclusive of these impacts is useful to investors, particularly where the impact of the excluded items is significant in relation to reported earnings, because the measure allows for comparability between periods of the operating performance of the Company's business and allows investors to evaluate the impact of these items separately from the impact of the operations of the business. In addition, for purposes of determining compensation, the Compensation Committee reduced earnings per share in fiscal 2015 to reflect expenses planned for fiscal 2015 that are now expected to arise in fiscal 2016.

Continues on next page ►

The Walt Disney Company Notice of 2016 Annual Meeting and Proxy Statement A-1

A reconciliation of earnings per share to earnings per share excluding certain items affecting comparability is as follows:

	Year Ended

	10/3/2015	9/27/2014	9/28/2013
Diluted EPS as reported	$4.90	$4.26	$3.38

Exclude:

Deferred tax asset write-off due to the Disneyland Paris recapitalization	0.23

Favorable tax adjustments related to pre-tax earnings in prior years	—	—	(0.06)

Tax benefit from prior-year foreign earnings indefinitely reinvested outside the United States	—	—	(0.06)

Restructuring and impairment charges[1]	0.02	0.05	0.07

Other expense, net[2]	—	0.01	0.03

Hulu equity redemption charge	—	—	0.02

Diluted EPS excluding certain items affecting comparability[3]	$5.15	$4.32	$3.39

Timing adjustment	(0.01)	—	—

Adjusted EPS	$5.14	—	—

1
See footnote 17 to the Company's Audited Financial Statements for fiscal 2015

2
Fiscal 2014 includes a loss from Venezuelan foreign currency translation ($143 million pre-tax and before noncontrolling interest), partially offset by a gain on the sale of property ($77 million pre-tax) and income related to a portion of a settlement of an affiliate contract dispute ($29 million pre-tax). Fiscal 2013 includes a charge related to the Celador litigation ($321 million pre-tax), partially offset by gains on the sale of our 50% interest in ESPN STAR Sports and various businesses ($252 million pre-tax and before noncontrolling interest).

3
May not equal to the sum of rows due to rounding
A-2

© Disney

Your Vote is Important

Please make sure to vote your proxy:

1.      Visit www.proxyvote.com and enter the control number found on the enclosed form.

2.      Dial 1-800-690-6903 and enter the control number found on the form.

3.      If you received a proxy card, complete the form with your vote, sign and return it in the enclosed postage paid envelope.

*Please note that if you do not vote your proxy, your shares will not be represented at the meeting unless you attend the meeting and vote in person.

©Disney

Your Vote is Important

Please make sure to vote your proxy:

1.      Visit www.proxyvote.com and enter the control number found on the enclosed form.

2.      Dial the phone number and enter the control number found on the form.

3.      If you received a Voter Instruction Form, complete the form with your vote, sign and return in the enclosed postage paid envelope.

*Please note that if you do not vote your shares, your broker will not be able to vote your shares for you and your shares will not be represented at the meeting.

©Disney

SCAN TO VIEW MATERIALS & VOTE
THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.

Have your proxy card in hand when voting by internet or phone and follow the instructions below. See reverse side for specific deadlines.

VOTE BY INTERNET - www.ProxyVote.com or scan the QR Barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS - To consent to electronically receive all future notices of availability of proxy materials or proxy statements, proxy cards and annual reports, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 - To transmit your voting instructions by telephone.

VOTE BY MAIL - Mark, sign and date your proxy card and return it in the envelope provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION - Beginning February 17, 2016 through May 3, 2016, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number located below. If you hold shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

If voting by internet or phone, do NOT mail back the proxy card. You can access, view and download this year's Annual Report and Proxy Statement at www.ProxyVote.com.

*Note: To vote accounts separately, please call 1-855-449-0994.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M98450-P71702-Z66904	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE WALT DISNEY COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors		For	Against	Abstain

1a. Susan E. Arnold		☐	☐	☐

1b. John S. Chen		☐	☐	☐			For	Against	Abstain

1c. Jack Dorsey		☐	☐	☐		2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2016.	☐	☐	☐

1d. Robert A. Iger		☐	☐	☐

1e. Maria Elena Lagomasino		☐	☐	☐		3. To approve the advisory resolution on executive compensation.	☐	☐	☐

1f. Fred H. Langhammer		☐	☐	☐
						4. To approve the amendment to the Restated Certificate of Incorporation.	☐	☐	☐
1g. Aylwin B. Lewis		☐	☐	☐

1h. Robert W. Matschullat		☐	☐	☐
1i. Mark G. Parker		☐	☐	☐		The Board of Directors recommends you vote AGAINST the following proposals:

1j. Sheryl K. Sandberg		☐	☐	☐		5. To approve the shareholder proposal relating to simple majority vote.	☐	☐	☐
1k. Orin C. Smith		☐	☐	☐
						6. To approve the shareholder proposal relating to lobbying disclosure.	☐	☐	☐

							Yes	No

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.						HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

© Disney

If you plan to attend the meeting on March 3, 2016, you must request an admission ticket in advance following the instructions set forth in the Proxy Statement. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.

Requests for admission tickets will be processed in the order in which they are received and must be requested no later than March 2, 2016. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the meeting, each shareholder will be required to present a valid picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at 9:00 a.m., and the meeting will begin at 10:00 a.m. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.ProxyVote.com.

If you wish to change your address, please visit www.disneyshareholder.com, or call Disney's Transfer Agent, Broadridge at 1-855-553-4763.

SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to "shareholder meeting registration" link at www.ProxyVote.com.

M98451-P71702-Z66904

THE WALT DISNEY COMPANY Annual Meeting of Shareholders March 3, 2016 10:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) CHRISTINE M. MCCARTHY, ALAN N. BRAVERMAN and ROGER J. PATTERSON, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of The Walt Disney Company that the undersigned would be entitled to cast if personally present at the 2016 Annual Meeting of Shareholders of the Company, and at any postponement or adjournment thereof.

IF YOU ARE A SHAREHOLDER OF RECORD, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE; FOR PROPOSALS 2, 3 AND 4; AGAINST PROPOSALS 5 AND 6; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MARCH 2, 2016.

If you hold shares in any 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 p.m. Eastern Time on February 29, 2016, or if no choice is specified, will be voted by an independent fiduciary. Your voting instructions will be kept confidential by the trustee.

Please date and sign exactly as your name appears on the form and mail the proxy promptly. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.

(Continued and to be marked, dated and signed on the other side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on March 3, 2016.

THE WALT DISNEY COMPANY

Meeting Information

 Meeting Type:         Annual Meeting

 For holders as of:  January 4, 2016

 Date: March 3, 2016          Time: 10:00 AM

 Location:    Auditorium Theatre of Roosevelt University

50 East Congress Parkway

Chicago, IL  60605

THE WALT DISNEY COMPANY C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This notice also constitutes Notice of the 2016 Annual Meeting of Shareholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M99019-P71702-Z66904

© Disney

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow à
		XXXX XXXX XXXX XXXX	(located on the following page)
and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:

		1) BY INTERNET:	www.proxyvote.com
		2) BY TELEPHONE:	1-800-579-1639
		3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
à
	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before February 18, 2016 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: All shareholders of record at January 4, 2016 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. You can obtain directions for attending the meeting as described under Attendance at the Meeting in the Proxy Statement.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow à
	XXXX XXXX XXXX XXXX	available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote Confirmation: Beginning February 17, 2016 through May 3, 2016, you may confirm your vote twenty-four hours after your vote is received. To obtain vote confirmation, log onto www.ProxyVote.com using the 16 digit number located below. If you hold shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

SHAREHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

M99020-P71702-Z66904

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.

Election of Directors

1a.                              Susan E. Arnold

1b.                              John S. Chen

1c.                              Jack Dorsey

1d.                              Robert A. Iger

1e.                              Maria Elena Lagomasino

1f.                                Fred H. Langhammer

1g.                              Aylwin B. Lewis

1h.                              Robert W. Matschullat

1i.                                 Mark G. Parker

1j.                                 Sheryl K. Sandberg

1k.                              Orin C. Smith

2.      To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s registered public accountants for 2016.

3.      To approve the advisory resolution on executive compensation.

4.      To approve the  amendment to  the  Restated Certificate of Incorporation.

The Board of Directors recommends you vote AGAINST the following proposals:

5.      To approve the shareholder proposal relating to simple majority vote.

6.      To approve the shareholder proposal relating to lobbying disclosure.

M99021-P71702-Z66904

M99022-P71702-Z66904

The Walt Disney Company

2016 Annual Meeting of shareholders

March 3, 2016 at 10:00 a.m.

Auditorium Theatre of Roosevelt University

50 East Congress Parkway

Chicago, IL  60605

Dear Disney Shareholder:

The 2016 Annual Meeting of shareholders of The Walt Disney Company will be held at the Auditorium Theatre of Roosevelt University, 50 East Congress Parkway, Chicago, IL 60605, on Thursday, March 3, 2016, beginning at 10:00 a.m.

Shareholders of record of Disney common stock (NYSE: DIS) at the close of business on January 4, 2016, are entitled to vote at the meeting and any postponements or adjournments of the meeting. The items of business and the recommendations of the Board of Directors are described in the proxy materials.

This communication presents only an overview. Complete proxy materials are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/9999999999999

To access these materials, you will need your four digit PIN and the control number listed below.

- Your PIN is the last four digits of the Social Security Number on file.

To have your PIN number emailed to you, please follow the

instructions on www.proxyvote.com

Control Number: 999999999999

Using this PIN and control number, you will be able to vote all of the following shares:

NAME

----------------------------------------

THE WALT DISNEY COMPANY - COMMON                             8,273.541100

DISNEY SALARIED 401K                                         0.169000

CUSIP NO: 254687D99

If you would like to vote the shares in any of these accounts separately, please call (855) 449-0994 or outside the US and Canada call (720) 378-5965, and you will be provided with separate control numbers and instructions on how to vote your shares. Please have your control number with you when calling.

Internet voting for Registered holders is accepted up to 11:59 (ET) on March 2, 2016. Internet voting for 401(k) participants is accepted up to 11:59 (ET) on February 29, 2016.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before February 18, 2016 to facilitate timely delivery. You may request a copy as follows:

1. By Internet: www.proxyvote.com

2. By telephone: 1-800-579-1639

3. By e-mail: mailto:sendmaterial@proxyvote.com (send a blank e-mail with the 16 digit Control Number in the subject line)

The proxy statement and annual report may also be viewed at:

Proxy Statement

https://ditm-twdc-us.storage.googleapis.com/2016-Proxy-Statement.pdf

Annual Report

https://ditm-twdc-us.storage.googleapis.com/2015-Annual-Report.pdf

ProxyVote Confirmation:

ProxyVote Confirmation is a new service that gives stockholders the opportunity to confirm that their vote was cast in accordance with their instructions. Vote confirmation will be available 24 hours after your vote is received beginning February 17, 2016 with the final vote tabulation remaining available through May 3, 2016. Select the link below and you will be prompted to enter the Control Number above. If your vote is not yet available, please retain your control number and revisit the page at a later date. You can access the site at: http://confirm.proxyvote.com

To view the documents at these sites, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the following url address:

http://www.adobe.com/products/acrobat/readstep2.html

Instructions on how to attend the meeting and vote your shares in person are available on pages 66-67 of the Proxy Statement.

You received this e-mail because our records show that (1) you are an employee of THE WALT DISNEY COMPANY who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive THE WALT DISNEY COMPANY communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com. If you would like to cancel your enrollment, or change your e-mail address, please go to:

http://shareholder.broadridge.com/disneyinvestor

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

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© Disney